UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION DATED JUNE 24, 2022

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.
265 Turner Drive
Durango, Colorado 81303

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 18, 2022

To Our Stockholders:

You are cordially invited to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Rocky Mountain Chocolate Factory, Inc., a Delaware corporation (the “Company,” “we” or “our”), to be held on Thursday, August 18, 2022, at [•] a.m. (Mountain Time). The Annual Meeting will be held as a completely virtual meeting online via live webcast. You will be able to attend and participate in the Annual Meeting online by visiting [•], where you will be able to listen to the Annual Meeting live, submit questions, and vote. Please note that the Annual Meeting will not be held at a physical location and you will not be able to attend the Annual Meeting by your physical presence.

If you plan to attend the Annual Meeting online, you will need the 14-digit control number included on your WHITE proxy card or on the instructions that accompany your proxy materials. The Annual Meeting will begin promptly at [•] a.m. (Mountain Time). Online check-in will begin at [•] a.m. (Mountain Time) and you should allow ample time for the online check-in procedures.

At the Annual Meeting, stockholders will be asked to:

1.	elect six directors to the Board of Directors (the “Board”) to serve until the 2023 annual meeting of stockholders and until their respective successors are elected and qualified;

2.	ratify the appointment of Plante & Moran PLLC as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2023;

3.	hold an advisory vote to approve the compensation of the Company’s named executive officers, as described in the accompanying proxy statement; and

4.	transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Only record holders of the Company’s common stock at the close of business on [•], 2022 are entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. You can find more information, including the nominees for directors and details regarding executive compensation and our independent registered public accounting firm, in the accompanying proxy statement.

The list of stockholders entitled to vote at the Annual Meeting will be available for examination 10 days prior to the Annual Meeting at our principal executive office, 265 Turner Drive, Durango, Colorado 81303. The list of stockholders will also be available during the Annual Meeting through the Annual Meeting website for those stockholders who choose to attend.

The Company is in a far stronger and more functional position than it has been in years, in large part due to its refreshed Board. For example, of the Board's six nominees, five were newly elected last year, five are independent, two were nominees of AB Value just last year at the 2021 annual meeting of stockholders, one was the result of a comprehensive independent search and recruitment by the Company (and Ms. Charles' election last year was also the result of a comprehensive independent search and recruitment by the Company), one was elected as a result of stockholder engagement with a large stockholder and one is the new Chief Executive Officer chosen by the Board after a comprehensive search. Collectively, these directors bring significant governance and operational skill to the Company, including industry-relevant experience in food retail, food branding and marketing and food distribution; corporate brand and reputation management; public company board or management service; social and governance experience; and skills for strategy development, planning and implementation. For example:

●	Robert Sarlls, the Company’s Chief Executive Officer, and Mark Riegel each have substantial experience in leadership roles in the food industry and manufacturing operations;

●

Brett Seabert is an audit committee financial expert, is a certified public accountant (CPA) with over three decades of experience in business management, finance and real estate development, and also brings to the recently-elected directors the benefit of his five years’ of service on the Company’s Board;

●	Gabriel Arreaga has a background in supply chain management with major food manufacturers and retailers (Mondelez, Kroger), logistics and business development in consumer-facing industries;

●

Sandra Taylor has served as a director of public companies on two boards prior to joining our Board, had a senior leadership role at Starbucks (NYSE: SBUX), and is a pioneer in corporate social responsibility; and

●

Jeff Geygan has public company board experience working directly with boards of directors and senior management teams to effect strategic change that drives shareholder value creation, most recently and notably as Chair of Wayside Technology Group, Inc. (NASDAQ:WSTG), and has over three decades of capital markets and finance experience.

On June 9, 2022, Elisabeth Charles notified the Board of her intent to not stand for reelection at the Annual Meeting and to retire effective as of the conclusion of the Annual Meeting. Ms. Charles’s decision to retire was for personal reasons and was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The Board thanks her for her service. Elisabeth helped set the course for a new era of success. Her eight months of Board service and leadership established an important path forward for our Company.

In light of Ms. Charles' recent notification to the Board that she would not stand for reelection at the Annual Meeting, the Board and the Nominating and Corporate Governance Committee, after consideration of potential nominees and evaluating other relevant factors, including the Board's views on the right mix of knowledge, skills and experience needed to deliver superior stockholder value, unanimously determined that that it was in the best interests of the Company and its stockholders at this time to reduce the size of the Board from seven members to six members, effective upon the election of directors at the Annual Meeting and has nominated for election as directors the six persons named in Proposal 1.

After conducting a rigorous third-party search process, the Company appointed a highly qualified Chief Executive Officer, Robert J. Sarlls. Mr. Sarlls brings extensive managerial and manufacturing operational experience in improving sales and profitability of underperforming businesses, as well as in transforming corporate cultures into ones that are growth focused and performance driven. Mr. Sarlls was vetted through a third-party search firm just like every other candidate and received the search firm’s recommendation.

The Company has come out of the COVID-19 pandemic stronger than it was before, with fiscal year 2022 core financial results approaching fiscal year 2019 levels.  Nonetheless, our new Chief Executive Officer is embarking, with input from his senior leadership team, the Board and outside experts, on a 360-degree full review of the Company and the implementation of a strategic planning process geared toward identifying the Company’s best long-term opportunities designed to improve sales growth and profitability, with a goal of sustainably increasing stockholder value.  As part of that process, Mr. Sarlls recently visited with numerous franchisees in several locations across the country to receive their views on the business.  Additionally, the Company continues its search for a new Chief Financial Officer to further bolster the management of the Company.

Your Board is pleased to nominate for election as directors the persons named in Proposal 1 in the accompanying proxy statement and on the enclosed WHITE proxy card and recommends that you vote “FOR ALL” of the Company’s nominees.

Your vote will be especially important at the Annual Meeting. We have received notice from AB Value that it may launch a proxy contest with respect to the election of directors at the Annual Meeting. After careful consideration and many discussions, the Board does NOT endorse the election of any of the AB Value nominees for director. You may receive proxy solicitation materials from AB Value or other persons or entities affiliated with AB Value, including an opposition proxy statement or [color] proxy card. The Board urges you to disregard such materials. We are not responsible for the accuracy of any information provided by or relating to AB Value or its nominees contained in solicitation materials filed or disseminated by or on behalf of AB Value or any other statements AB Value may otherwise make.

Whether or not you plan to attend the Annual Meeting virtually, please vote promptly by Internet or telephone by following the instructions set forth on the enclosed WHITE proxy card or by completing, signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided. Your promptness in voting using the WHITE proxy card will assist in the expeditious and orderly processing of the proxy and will ensure that you are represented at the Annual Meeting even if you cannot attend the Annual Meeting virtually. Due to potential delays in the postal system, we are encouraging stockholders to submit their proxies electronically (by Internet or by telephone) if possible. If you return your WHITE proxy card by mail or vote by telephone or Internet, you may nevertheless attend the Annual Meeting and vote your shares via the Annual Meeting website. Stockholders whose shares are held through an intermediary, such as a bank, broker or other nominee, must follow the instructions set forth in the accompanying proxy statement to register in advance to attend the Annual Meeting virtually on the Internet.

Even if you have previously signed a [color] proxy card sent to you by or on behalf of AB Value, you have the right to change your vote by following the instructions on the WHITE proxy card to vote via the Internet or by telephone or by completing, signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided or by attending the Annual Meeting and voting. Only the latest-dated, properly executed proxy you submit or your vote at the Annual Meeting will be counted.

We urge you to disregard any [color] proxy card sent by or on behalf of AB Value. If you vote “WITHHOLD” on the AB Value nominees using the [color] proxy card provided by AB Value, your vote will NOT be counted as a vote for the Board’s nominees, but will result in the revocation of any previous vote you may have cast for the Board’s nominees and on the other proposals on the Company’s WHITE proxy card. If you wish to vote pursuant to the recommendation of the Board, you should disregard any [color] proxy card that you receive and vote the WHITE proxy card. Your vote is very important.

YOUR BOARD RECOMMENDS A VOTE “FOR ALL” OF THE BOARD’S NOMINEES NAMED ON, AND FOR THE OTHER PROPOSALS ON, THE ENCLOSED WHITE PROXY CARD, AND URGES YOU NOT TO SIGN OR RETURN ANY [COLOR] PROXY CARD SENT TO YOU BY OR ON BEHALF OF AB VALUE.

If you have any questions regarding this information or the proxy materials, please contact Innisfree M&A Incorporated, our proxy solicitor. Stockholders may call toll-free at (877) 750-9498.  Banks and brokers may call collect at (212) 750-5833.

This proxy statement and related proxy materials will first be made available to stockholders on or about [•], 2022.

Thank you for your continued support.

On Behalf of the Board of Directors

/s/ Robert J. Sarlls
Robert J. Sarlls
Chief Executive Officer and Director

Durango, Colorado

[•], 2022

You are cordially invited to attend the Annual Meeting. Whether or not you expect to virtually attend the Annual Meeting, please complete, date, sign and return the WHITE proxy card mailed to you, or vote over the telephone or the Internet as instructed in these materials or on the WHITE proxy card, as promptly as possible in order to ensure your representation at the Annual Meeting. Even if you have voted by proxy, you may still vote at the Annual Meeting in our virtual format if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must follow the instructions set forth in the accompanying proxy statement to register in advance to attend the Annual Meeting virtually on the Internet.

If you have any questions, require assistance with voting your WHITE proxy card, or need additional copies of the proxy materials, please contact:

 Innisfree M&A Incorporated
501 Madison Avenue, 20th floor
New York, New York 10022

Stockholders may call toll free: (877) 750-9498
Banks and Brokers may call collect: (212) 750-5833

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION, DATED JUNE 24, 2022

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

265 Turner Drive

Durango, Colorado 81303

PROXY STATEMENT

FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 18, 2022

GENERAL INFORMATION REGARDING THE ANNUAL MEETING

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Rocky Mountain Chocolate Factory, Inc., a Delaware corporation (the “Company”, “we”, “our” or “us”), for the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, August 18, 2022, at [●] a.m. (Mountain Time). The Annual Meeting will be held as a completely virtual meeting, which will be conducted online via live webcast. You will be able to attend and participate in the Annual Meeting online by visiting [●], where you will be able to listen to the Annual Meeting live, submit questions, and vote. Please note that the Annual Meeting will not be held at a physical location and you will not be able to attend the Annual Meeting by your physical presence. This proxy statement and related proxy materials will first be made available to stockholders on or about [●], 2022.

If you plan to attend the Annual Meeting online, you will need the control number included on your WHITE proxy card or on the instructions that accompany your proxy materials. The Annual Meeting will begin promptly at [●] a.m. (Mountain Time). Online check-in will begin at [●] a.m. (Mountain Time) and you should allow ample time for the online check-in procedures.

Stockholders whose shares are held through an intermediary, such as a bank, broker or other nominee, must follow the instructions set forth in the herein to register in advance to attend the Annual Meeting virtually on the Internet.

Each stockholder, even if he, she or it plans to attend the Annual Meeting, is requested to promptly submit his, her or its proxy via the WHITE proxy card and WHITE voting instructions as soon as possible. Any stockholder of record present at the Annual Meeting may withdraw his, her or its proxy and vote personally on each matter brought before the Annual Meeting. Due to potential delays in the postal system, we are encouraging stockholders to submit their proxies electronically (by Internet or by telephone) if possible.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies to the extent authorized under Rule 14a-4(c)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). If no instructions are specified, the proxies will be voted in accordance with the recommendation of our Board with respect to each of the matters set forth in the accompanying Notice of Annual Meeting of Stockholders.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. | 2022 PROXY STATEMENT | PAGE 1

This proxy statement and our 2022 Annual Report on Form 10-K, as amended, are available on the Internet at [●].

Stockholders Entitled to Vote

The close of business on [●], 2022 has been fixed as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, [●] shares of our common stock were outstanding and eligible to be voted at the Annual Meeting. Each share of common stock, par value $0.001 per share, of the Company is entitled to one vote on each matter properly brought before the Annual Meeting.

If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare Trust Company, N.A. (“Computershare”)), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the WHITE proxy card that you received.

If you hold your shares through an intermediary, such as a bank, broker or other nominee, you must register in advance to attend the Annual Meeting virtually on the Internet. To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Rocky Mountain Chocolate Factory, Inc. holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on [●], 2022. You will receive a confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed to Computershare by email. Forward the email from your broker, or attach an image of your legal proxy, to shareholdermeetings@computershare.com.

Only stockholders with a valid control number will be able to attend the Annual Meeting and vote, ask questions and access the list of stockholders as of the close of business on the Record Date for the Annual Meeting. The Annual Meeting will begin promptly at [●] a.m. (Mountain Time). Online check-in will begin at [●] a.m. (Mountain Time) and you should allow ample time for the online check-in procedures. Please note that the Annual Meeting will not be held at a physical location and you will not be able to attend the Annual Meeting by your physical presence.

How to Vote

If your shares are registered directly in your name with our transfer agent, Computershare, you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by us.

Whether you hold shares directly as a stockholder of record or beneficially in street name, you may vote without attending the Annual Meeting. You may vote by granting a proxy (including by marking, signing, dating and mailing the enclosed WHITE proxy card) or, for shares held beneficially in street name, by executing and submitting the WHITE voting instruction form to your broker, bank or other agent. In most cases, you will be able to do this by using the Internet, by telephone or by mail.

Vote by Internet. To vote over the Internet go to the website identified on your WHITE proxy card or WHITE voting instruction form and follow the instructions, using your WHITE proxy card as a guide.

Vote by Telephone. To vote by telephone from within the U.S., please call the toll-free number located on your WHITE proxy card or WHITE voting instruction form and follow the recorded instructions.

Vote by Mail. To vote by mail, please mark, sign, date and mail the enclosed WHITE proxy card or WHITE voting instruction form in the enclosed postage-paid envelope.

If you return your signed WHITE proxy card but do not indicate your voting preferences, the persons named in the WHITE proxy card will vote the shares represented by that proxy as recommended by our Board.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. | 2022 PROXY STATEMENT | PAGE 2

Votes submitted via the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on [●], 2022. Submitting your proxy via the Internet or by telephone will not affect your right to vote online during the Annual Meeting should you later decide to attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we encourage you to submit your proxy to vote your shares in advance of the Annual Meeting.

If your shares are held in an account at a brokerage firm, bank, broker-dealer, trustee or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a WHITE “vote instruction form.” You should instruct your broker, bank or other nominee how to vote your shares by following the voting instructions provided by your broker, bank or other nominee.

In addition, you may vote online during the Annual Meeting as described below under the heading “–Attending and Voting at the Annual Meeting.”

If you have any questions or require any assistance, please contact the Company’s proxy solicitor, Innisfree M&A Incorporated (“Innisfree”), toll-free at (877) 750-9498.

Broker Non-Votes

“Broker non-votes” are shares held by brokers or nominees who are present by virtually attending the Annual Meeting or represented by proxy, but who have not voted on a particular matter because instructions have not been received from the beneficial owner. We expect there to be a “contest” with respect to the election of directors at the Annual Meeting. If there is a contest, banks, brokers, and other nominees may not exercise discretionary voting authority on behalf of such beneficial owners on any matters to be presented at the Annual Meeting, including “routine matters” such as Proposal 2 (ratification of the appointment of Plante & Moran PLLC as our independent registered public accounting firm for the fiscal year ending February 28, 2023). We encourage you to instruct your broker, bank or other nominee to vote your shares by following the instructions shown on the enclosed WHITE voting instruction form.

If for some reason the Annual Meeting does not turn out to be a “contest” with respect to the election of directors at the Annual Meeting, then member brokers who hold shares of common stock in street name for their customers and have transmitted our proxy solicitation materials to their customers, but do not receive voting instructions from such customers, will be permitted to vote on “routine” agenda items.

Attending and Voting at the Annual Meeting

Only stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. This year’s Annual Meeting will be held as a completely virtual meeting, which will be conducted online via live webcast. In structuring our virtual Annual Meeting, our goal is to enhance stockholder participation. We have designed the virtual Annual Meeting to provide stockholders with substantially the same opportunities to participate as if the Annual Meeting were held in person. We aim to provide a consistent experience to all stockholders regardless of their geographic location. Any stockholder can attend the Annual Meeting live online at [●]. If you were a stockholder as of the Record Date and you have your control number included on your WHITE proxy card or on the instructions that accompanied your proxy materials, you can vote at the Annual Meeting. Please note that the Annual Meeting will not be held at a physical location and you will not be able to attend the Annual Meeting by your physical presence.

A summary of the information you need to attend the Annual Meeting online is provided below:

●	To attend and participate in the Annual Meeting, you will need the control number included on your WHITE proxy card or on the instructions that accompanied your proxy materials.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. | 2022 PROXY STATEMENT | PAGE 3

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The Annual Meeting webcast will begin promptly at [●] a.m. (Mountain Time). We encourage you to access the Annual Meeting prior to the start time. Online check-in will begin [●] a.m. (Mountain Time) and you should allow ample time for the check-in procedures.

●

The virtual meeting platform is fully supported across browsers (Internet Explorer, Microsoft Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Internet connection wherever they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Annual Meeting.

●	Instructions and assistance with questions regarding how to attend and participate via the Internet will be provided at [●] on the day of the Annual Meeting.

●	If you want to submit your question(s) during the Annual Meeting, log into the virtual meeting platform at [●] and follow the instructions on the Annual Meeting website.

●

Questions pertinent to Annual Meeting matters will be answered during the Annual Meeting, subject to time constraints. Questions regarding personal matters, including those related to employment, product or service issues, or suggestions for product innovations, are not pertinent to Annual Meeting matters and therefore will not be answered. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition. We have designed the format of the virtual Annual Meeting to ensure that our stockholders are afforded the same rights and opportunities to participate as they would have at an in-person meeting.

Shares held in your name as the stockholder of record may be voted online at the Annual Meeting. To attend and participate in the Annual Meeting, you will need the control number included on your WHITE proxy card or on the instructions that accompanied your proxy materials.

If you hold your shares through an intermediary, such as a bank, broker or other nominee, you must register in advance to attend the Annual Meeting virtually on the Internet. To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your holdings along with your name and email address to Computershare. You must contact the bank, broker or other nominee who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on [•], 2022.

You will receive a confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed to us by emailing an image of your legal proxy to shareholdermeetings@computershare.com.

Even if you plan to attend the Annual Meeting, we recommend that you also authorize your proxy or submit voting instructions prior to the Annual Meeting as described below so that your vote will be counted if you later decide not to attend the Annual Meeting. Due to ongoing delays in the postal system, we are encouraging stockholders to submit their proxies electronically (by Internet or by telephone) if possible.

If you have any questions or require any assistance, please contact the Company’s proxy solicitor, Innisfree, toll-free at (877) 750-9498.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. | 2022 PROXY STATEMENT | PAGE 4

Quorum

A quorum is required to conduct business at the Annual Meeting. The presence at the Annual Meeting, in person, or by means of remote communication, or by proxy, of the holders of a majority of the total votes entitled to be cast at the Annual Meeting constitutes a quorum.

We expect there to be a “contest” with respect to the election of directors at the Annual Meeting. If there is a contest, banks, brokers, and other nominees may not exercise discretionary voting authority on behalf of such beneficial owners on any matters to be presented at the Annual Meeting, including “routine matters” such as Proposal 2 (ratification of the appointment of Plante & Moran PLLC as our independent registered public accounting firm for the fiscal year ending February 28, 2023). Shares held by such banks, brokers, or other nominees for which no instructions have been provided cannot be included in the number of shares present and entitled to vote at the Annual Meeting for the purpose of establishing a quorum. If you are a beneficial owner of shares held in street name, we urge you to provide voting instructions to the organization that holds your shares by using the voting instructions form that organization has provided so that your shares can be counted as present and voted.

Purposes of the Annual Meeting

At the Annual Meeting, our stockholders will consider and vote on the following matters:

1.	to elect six directors to serve until the 2023 annual meeting of stockholders and until their respective successors are elected and qualified (Proposal 1);

2.	to ratify the appointment of Plante & Moran PLLC as our independent registered public accounting firm for the fiscal year ending February 28, 2023 (Proposal 2);

3.	to hold an advisory vote to approve the compensation of our named executive officers, as described in the accompanying proxy statement (Proposal 3); and

4.	to transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Opposition Candidates / Receipt of [Color] Proxy Card from AB Value

AB Value has notified us of its intention to nominate six individuals for election as directors to the Board at the Annual Meeting in opposition to the six nominees recommended by the Board. If AB Value proceeds with its alternative director nominations, which will be its third proxy contest in the past four years (despite two of its nominees from last year’s contest being on the Board and nominees of the Board this year, and despite the former Board service to the Company of one of AB Value’s current nominees, Andrew Berger, from January 2020 to October 2021, who was not elected to serve another term at the 2021 annual meeting of stockholders), you may receive proxy solicitation materials from AB Value, including an opposition proxy statement and a [color] proxy card. We urge you to disregard such materials. The Company is not responsible for the accuracy of any information contained in any proxy solicitation materials used by AB Value or any other statements that it may otherwise make.

The Board does NOT endorse any AB Value nominee and recommends that you disregard any [color] proxy card or solicitation materials that may be sent to you by AB Value. Voting to “WITHHOLD” with respect to any of AB Value’s nominees on its [color] proxy card is NOT the same as voting for the Board’s nominees, because a vote to “WITHHOLD” with respect to any of AB Value’s nominees on its [color] proxy card will revoke any proxy you previously submitted. If you have already voted using the [color] proxy card, you have the right to change your vote by voting via the Internet or by telephone by following the instructions on the WHITE proxy card, or by completing, signing, dating and mailing the enclosed WHITE proxy card in the postage-paid envelope provided. Only the latest-dated, validly executed proxy that you submit will be counted. Any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “–Revocation of Proxies” below. If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Innisfree, toll-free at (877) 750-9498.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. | 2022 PROXY STATEMENT | PAGE 5

While we do NOT recommend that you vote for any of AB Value’s nominees or proposals, any votes cast for such nominees or proposals will be counted by the Company accordingly.

Number of Candidates to be Elected

Six candidates can be elected to the Board at the Annual Meeting and under the Company’s plurality voting standard the six nominees receiving the highest number of affirmative votes will be elected to the Board. As such, the Board does NOT endorse any nominee of AB Value and recommends that you vote “FOR ALL” of the nominees proposed by the Board by using the WHITE proxy card accompanying this proxy statement. The Board strongly urges you not to sign or return any [color] proxy card sent to you by AB Value, which would be on a [color] proxy card. If you have previously submitted a [color] proxy card sent to you by AB Value, you can revoke that proxy and vote for the Board’s nominees and on the other proposals to be voted on at the Annual Meeting by using the enclosed WHITE proxy card and issuing a later-dated vote. If you vote “WITHHOLD” on the AB Value nominees using the [color] proxy card provided by AB Value, your vote will NOT be counted as a vote for the Board’s nominees, but will result in the revocation of any previous vote you may have cast for the Board’s nominees and on the other proposals on the Company’s WHITE proxy card. If you wish to vote pursuant to the recommendation of the Board, you should disregard any [color] proxy card that you receive and vote the WHITE proxy card.

Board Recommendations

The recommendation of our Board is set forth together with the description of each proposal below. In summary, our Board recommends a vote on your WHITE proxy card as follows:

●	“FOR ALL” of the Company’s six director nominees (Proposal 1);

●	“FOR” the ratification of the appointment of Plante & Moran PLLC as our independent registered public accounting firm for the fiscal year ending February 28, 2023 (Proposal 2); and

●	“FOR” the advisory vote to approve the compensation of our named executive officers (Proposal 3).

The Board strongly urges you NOT to sign or return any [color] proxy card sent to you by AB Value.

Required Vote

With respect to Proposal 1 (Election of Directors), you may vote “FOR ALL” nominees, “WITHHOLD ALL,” which will withhold your vote from all of the Board’s nominees, or you may vote “FOR ALL EXCEPT” any nominee you specify. Members of the Board are elected by a plurality of votes cast, in person, or by means of remote communication, or by proxy, at the Annual Meeting. This means that the six director nominees receiving the highest number of affirmative votes cast in person, or by means of remote communication, or by proxy at the Annual Meeting will be elected as directors. Cumulative voting is not permitted in the election of directors. “WITHHOLD” votes and broker non-votes (of which there will be none assuming there is a “contest” with respect to the election of directors at the Annual Meeting) will have no effect on the outcome of this proposal. If you vote “WITHHOLD” on the AB Value nominees using the [color] proxy card provided by AB Value, your vote will not be counted as a vote for the Board’s nominees, but will result in the revocation of any previous vote you may have cast on the Company’s WHITE proxy card. If you wish to vote pursuant to the recommendation of the Board, you should disregard any [color] proxy card that you receive and vote the WHITE proxy card.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. | 2022 PROXY STATEMENT | PAGE 6

You may vote “FOR,” “AGAINST” or “ABSTAIN” on Proposal 2 (ratification of the appointment of Plante & Moran PLLC as our independent registered public accounting firm for the fiscal year ending February 28, 2023) and Proposal 3 (advisory vote to approve named executive officer compensation). To be approved, each of Proposals 2 and 3 must receive the affirmative vote of a majority of the votes cast, in person, or by means of remote communication, or by proxy, at the Annual Meeting on the proposal. Abstentions and broker non-votes (of which there will be none assuming there is a “contest” with respect to the election of directors at the Annual Meeting) are not counted as votes cast in favor or against these proposals and will therefore not have any effect on the outcome of these proposals.

With respect to any other matters properly brought before the Annual Meeting, the affirmative vote of a majority of the votes cast, in person, or by means of remote communication, or by proxy, at the Annual Meeting on the proposal will be the act of the stockholders. Abstentions and broker non-votes (of which there will be none assuming there is a “contest” with respect to the election of directors at the Annual Meeting) will not have any effect on the outcome of any other proposals.

Returning a WHITE Proxy Card Without Making Specific Choices

If you return a signed and dated WHITE proxy card without marking any voting selections, your shares will be voted “FOR ALL” the Board’s nominees for director, “FOR” the ratification of the appointment of Plante & Moran PLLC as our independent registered public accounting firm for the fiscal year ending February 28, 2023, and “FOR” the advisory vote to approve named executive officer compensation. If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your WHITE proxy card) will vote your shares using his or her best judgment.

Solicitation of Proxies and Costs Thereof

Our Board is making this solicitation and we will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We have engaged Innisfree to assist in the solicitation of proxies. We anticipate that we will pay Innisfree a fee of up to approximately $[●] plus expenses for these services, though the costs of this proxy solicitation process could be lower or higher than our estimate. Innisfree estimates that approximately [●] of its employees will assist in the Company’s proxy solicitation. In addition to soliciting proxies by mail, over the Internet and by telephone, our directors, officers and employees may solicit proxies on behalf of the Company without additional compensation. They will not receive any additional compensation for these activities. Upon request, we will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders. Our aggregate expenses, including those of Innisfree, related to the solicitation in excess of those normally spent for an annual meeting as a result of the potential proxy contest are expected to be approximately $[●], of which approximately $[●] has been spent to date. These estimated expenses do not include salaries and wages of our officers and other employees, none of whom will be paid any additional compensation for the solicitation. We have agreed to indemnify Innisfree against certain liabilities relating to, or arising out of, their engagement.

Appendix A sets forth information relating to certain of our directors, officers and employees who are considered “participants” in this proxy solicitation under the rules of the Securities and Exchange Commission (“SEC”) by reason of their position or because they may be soliciting proxies on our behalf.

Revocation of Proxies

A person giving his, her or its proxy has the power to revoke it at any time before it is exercised at the Annual Meeting by (1) re-submitting his, her or its vote over the Internet or by telephone, (2) delivering written notice of revocation to the Company at our principal executive offices at 265 Turner Drive, Durango, Colorado 81303, (3) duly executing and delivering a proxy for the Annual Meeting bearing a later date, or (4) voting online during the Annual Meeting. Attendance at the Annual Meeting will not, by itself, revoke a duly executed proxy.

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Counting of Votes

A representative of [●], our inspector of election, will tabulate and certify the votes.

Voting Results

The voting results will be tallied by the inspector of election appointed for the Annual Meeting and filed with the SEC in a Current Report on Form 8-K within four business days following the Annual Meeting.

Questions or Assistance

If you have any questions or require any assistance, please contact the Company’s proxy solicitor, Innisfree, toll-free at (877) 750-9498.

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BACKGROUND OF THE SOLICITATION

The discussion below outlines the key events and significant contacts between the Company, on the one hand, and AB Value and other stockholders of the Company, on the other hand, during the last three and a half years.

On April 26, 2019, AB Value and its controlling person, Andrew T. Berger, filed a Schedule 13D with the SEC disclosing their ownership stake in the Company. On May 18, 2019, AB Value delivered a notice to the Company of AB Value’s intent to (i) nominate Mr. Berger and Mary K. Thompson for election to the Board at the Company’s 2019 annual meeting of stockholders (the “2019 Annual Meeting”), and (ii) submit a proposal for consideration by stockholders at the 2019 Annual Meeting, which called for the Company to request that the Board redeem any previously issued rights under the Company’s stockholder rights plan and not adopt or extend any stockholder rights plan, unless such adoption or extension has been submitted to a stockholder vote, as a separate ballot item, within 12 months (the “2019 Nomination Notice”). After multiple discussions between the Company and AB Value between April 2019 and December 2019, on December 3, 2019, the Company and AB Value entered into the AB Value Cooperation Agreement (as defined herein), pursuant to which the Company agreed, among other things, to nominate Mr. Berger and Ms. Thompson for election to the Board at the 2019 Annual Meeting and to grant certain Board observer and information rights to Mr. Berger and Ms. Thompson, and AB Value agreed to certain standstill provisions. See “Certain Relationship and Related Person Transactions—AB Value Cooperation Agreement” in this proxy statement for additional information on the AB Value Cooperation Agreement, which terminated pursuant to its terms on May 15, 2021. At the 2019 Annual Meeting held on January 9, 2020, stockholders elected Mr. Berger, Ms. Thompson, Scott G. Capdevielle, Franklin E. Crail, Tariq Farid, Bryan J. Merryman and Brett P. Seabert to the Board.

On June 8, 2021, Jeffrey R. Geygan, Chief Executive Officer and President of Global Value Investment Corp. (“GVIC”), a Company stockholder, sent a letter to the Board, in which GVIC proposed, among other things (i) to commence a tender offer to purchase up to 30% of the Company’s outstanding common stock outstanding at a price of $8.30 per share (the “GVIC Tender Offer”) and (ii) for the Board to thereafter appoint certain representatives of GVIC to the Board, which would constitute one less than a majority of the Board (the “GVIC Appointment” and, together with the GVIC Tender Offer, the “GVIC Proposed Transactions”). Between June 8, 2021 and June 16, 2021, Mr. Geygan and Bryan J. Merryman, the then Chief Executive Officer of the Company, corresponded by email regarding the GVIC Proposed Transactions and on June 16, 2021, Brett P. Seabert, a member of the Board, met with GVIC to discuss the Company and the GVIC Proposed Transactions.

On June 17, 2021, the Board met, at Mr. Berger’s request, at which meeting Mr. Berger indicated that as a result of GVIC’s actions, AB Value would be forced to file a Schedule 13D, in which AB Value would disclose that it was requesting certain Board and management changes. Later, on June 17, 2021, AB Value filed an amendment to its Schedule 13D with the SEC, in which it reported, among other things, that AB Value had begun discussions with the Company regarding desired changes to its Board membership, structure, management, and strategy, and that if sufficient changes were not made, AB Value intended to nominate and seek to elect additional persons to the Board at the Company’s 2021 annual meeting of stockholders (the “2021 Annual Meeting”).

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This represented the second time in two years in which AB Value had sought additional seats on the Board. As discussed above and in more detail in “Certain Relationship and Related Person Transactions—AB Value Cooperation Agreement,” on December 3, 2019, the Company previously entered into the AB Value Cooperation Agreement with AB Value.

After multiple discussions between the Company and GVIC, on June 22, 2021, GVIC emailed a letter to the Company stating that, given the Company’s announcement of the appointment of Rahul Mewawalla as a new qualified independent director joining the Board, GVIC would withdraw the offer related to the GVIC Tender Offer and expressed its continued interest in increasing its ownership in the Company and its desire to obtain commensurate corporate governance rights.

On June 24, 2021, GVIC submitted a notice to the Company nominating five individuals (Mr. Geygan, Anthony Gray, Marcelle Rademeyer, Robert Sarlls and James Geygan) for election as directors of the Company (the “GVIC Nomination Notice”). On July 8, 2021 and July 28, 2021, members of the Board met with Mr. Geygan to discuss a potential settlement with respect to the GVIC Nomination Notice, GVIC’s desire for an increased ownership stake in the Company along with corresponding Board representation, Board size and director compensation. On July 27, 2021, GVIC filed an amendment to its Schedule 13D with the SEC, in which in reported, among other things, an increase in its beneficial ownership of the Company’s common stock from 5.9% to 7.1% (based on its calculations).

On June 28, 2021, AB Value submitted a notice to the Company (i) nominating five individuals (Mark Riegel, Sandra Elizabeth Taylor, Mr. Berger, Ms. Thompson, and Rhonda J. Parish) for election as directors of the Company and (ii) proposing that the Company redeem any rights previously issued under the Company’s stockholder rights plan and not adopt or extend any stockholder rights plan unless such adoption or extension has been submitted to a stockholder vote (the “2021 AB Value Nomination Notice”). Beginning on June 28, 2021 through July 19, 2021, the Company and AB Value, and each of their respective representatives, engaged in negotiations regarding a cooperation agreement with respect to the 2021 AB Value Nomination Notice. During these discussions, AB Value proposed, among other things, (i) the nomination of Mr. Berger, Ms. Thompson and one other director from the 2021 AB Value Nomination Notice for election at the 2021 Annual Meeting, (ii) certain rights with respect to Board committees, (iii) public announcement of a search for a new Chief Executive Officer of the Company, and (iv) reimbursement of attorney’s fees for AB Value.

On July 21, 2021, July 23, 2021 and August 10, 2021, members of the Board met with Bradley L. Radoff, a large stockholder of the Company, to discuss, among other things, Mr. Radoff’s thoughts and recommendations with respect to the strategic direction of the Company, including certain Board and management changes.

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On July 21, 2021, the Company announced, among other things, a desire to make certain potential corporate governance changes, including the transition of Mr. Merryman as Chief Executive Officer, the separation of the Chairperson and Chief Executive Officer roles and intent to add new qualified, independent Board members.

On July 22, 2021, representatives of the Company sent a revised draft of the proposed cooperation agreement to representatives of AB Value, setting forth the Company’s revised proposal to, among other things, appoint one new director from the director nominees in the 2021 AB Value Nomination Notice to replace a legacy Company director, and commence a process to hire a new Chief Executive Officer for the Company.

On July 26, 2021, the full Board met to discuss ongoing negotiations with AB Value. Without advance notice from Mr. Berger, in addition to his prior demand, Mr. Berger made additional demands of the Board with respect to a settlement of the 2021 AB Value Nomination Notice by requiring that two directors be appointed from the AB Value slate of directors, in addition to Mr. Berger and Ms. Thompson. The demands also came with pressure from Mr. Berger to accept a unilateral deadline of July 29, 2021 for the Board to agree to his settlement proposal including his additional demands. The Board (except Mr. Berger) discussed and expressed that, while bringing in new directors would be in the best interests of all stockholders, having only directors nominated by a single stockholder as part of a dissident director slate could be viewed as not sufficiently independent and may not reflect the true needs of the Board in terms of expertise and a diverse set of experiences. To achieve an outcome that would serve all stockholders and not just a single stockholder, the Board determined that a nationally recognized independent director search firm should be engaged to identify highly qualified independent directors to add to the Board who would bring the blend of expertise, skillsets and experiences needed for the Company’s next chapter of growth, innovation and transformation. The Board asked Mr. Berger to consider a settlement to engage an independent search firm to identity independent directors who would have the best expertise for the Company and who would serve the interests of all the stockholders, and offered that the AB Value director slate be included in the director search.

On July 28, 2021, the full Board met again to discuss a settlement with AB Value to engage a nationally recognized independent search firm to identity highly qualified and new independent directors. Mr. Berger rejected the settlement offer discussed on July 26, 2021 to engage an independent director search firm and the proposal of the Company to bring new independent directors that would be chosen to represent the best interests of all stockholders and with a diverse set of expertise and experiences. He, instead, responded that the Board had until the end of day on July 29, 2021 to agree to his demands or he planned to commence an aggressive proxy fight. Mr. Berger then was asked to recuse himself from the meeting and the Board discussed the path forward that it believed would be in the best interests of all stockholders and that would drive stockholder value and long-term success. The Board determined that it was not prepared to accept AB Value’s unreasonable settlement on Mr. Berger’s unilateral timeline, and instead desired to conduct a broader search using a nationally recognized third-party director search firm. The Board also determined to continue the dialogue with AB Value to attempt to avoid a proxy fight if AB Value could be reasonable and if an agreement could be reached that would serve the interests of all stockholders.

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On July 30, 2021, the Board separated the roles of Chairperson of the Board and the Chief Executive Officer of the Company and formed a special committee of the Board comprised of independent, disinterested directors (the “2021 Special Committee”) that was empowered to oversee the process of identifying new qualified, independent directors and to direct and take all actions it deemed necessary in connection with the Company’s negotiations with AB Value, GVIC and any proxy fights or actions related thereto.

Also, on July 30, 2021, the Company filed a Form 8-K with the SEC with respect to the resignation of Mr. Capdevielle as a Board member.

Between August 2, 2021 and August 12, 2021, the Company and GVIC, and/or each of their respective representatives, had discussions and engaged in negotiations regarding a cooperation agreement between the parties. During this time, the 2021 Special Committee held various meetings to discuss the potential cooperation agreement. During this period, the 2021 Special Committee discussed that GVIC’s demands for a cooperation agreement were fair and reasonable, would still allow for the Company to appoint or nominate new independent directors who were not viewed as “tied” to a particular stockholder or its representative on the Board such as GVIC or AB Value, and would benefit and serve the interests of all of the Company’s stockholders

On August 9, 2021, the Company announced, among other things, Franklin E. Crail’s intention to resign as a member of the Board upon appointment or election of a new independent director, and to not stand for reelection at the 2021 Annual Meeting.

On August 10, 2021, the Company issued a press release in which it announced, among other things, the formation of the 2021 Special Committee to oversee the process of identifying new independent directors for the Company’s next chapter of growth, innovation and transformation, which represented the next step in the Company’s stated commitment to refresh the Board with a view towards the future and further enhancing corporate governance structures and practices at the Company. The Company also announced that it had retained a leading global search firm, Russell Reynolds Associates (“RRA”), to identify independent director candidates for the Board’s consideration.

On August 11, 2021, the 2021 Special Committee approved the GVIC Cooperation Agreement (as defined herein) and recommended that the Board appoint Mr. Geygan to the Board pursuant to the terms of the GVIC Cooperation Agreement. On August 12, 2021, the GVIC Cooperation Agreement was executed and the Board appointed Mr. Geygan to the Board. Pursuant to the GVIC Cooperation Agreement, subject to certain conditions, GVIC agreed to customary standstill and voting provisions. The GVIC Cooperation Agreement was approved by the 2021 Special Committee. See “Certain Relationship and Related Person Transactions—GVIC Cooperation Agreement” in this proxy statement for additional information on the GVIC Cooperation Agreement. The GVIC Cooperation Agreement terminated pursuant to its terms in May 2022.

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Also, on August 12, 2021, the 2021 Special Committee met to review and discuss information provided by RRA with respect to potential director candidates.

On August 16, 2021, the Company announced, among other things, an update in its process to identify and select a highly accomplished and experienced leader to be the Company’s new Chief Executive Officer.

On August 17, 2021, AB Value filed an amendment to its Schedule 13D with the SEC and a press release, in which it reported, among other things, that on August 15, 2021, AB Value, Mr. Radoff and the nominees set forth in the 2021 AB Value Nomination Notice entered into a Joint Filing and Solicitation Agreement with respect to, among other things, (i) the joint filing on behalf of each of them of statements on Schedule 13D, and any amendments thereto, with respect to the securities of the Company, to the extent required by applicable law, (ii) the solicitation of proxies or written consents for proposals submitted to stockholders for approval and the election of the nominees set forth in the 2021 AB Value Nomination Notice at the 2021 Annual Meeting (the “2021 Joint Solicitation”), and (iii) that AB Value agreed to bear all-preapproved expenses incurred by the parties in connection with the 2021 Joint Solicitation. On August 27, 2021, AB Value filed an amendment to its Schedule 13D with the SEC, in which it reported, among other things, that Mr. Radoff had purchased additional shares of the Company’s common stock.

Between August 28, 2021 and September 7, 2021, representatives of the Company and AB Value continued to discuss settlement terms.

On September 9, 2021, the Company filed its definitive proxy statement for the 2021 Annual Meeting with the SEC and commenced mailing of the definitive proxy statement. As a result of the 2021 Special Committee’s evaluation and engagement of RRA, the Board nominated two new independent director nominees,  Elisabeth B. Charles and Gabriel Arreaga. The Board also nominated Rahul Mewawalla, Bryan J. Merryman, Jeffrey R. Geygan, Brett P. Seabert and Mary K. Thompson.

On September 13, 2021, AB Value filed its definitive proxy statement for the 2021 Annual Meeting, which included the following nominees: Mark Riegel, Sandra Elizabeth Taylor, Mr. Berger, Rhonda J. Parish and Mary K. Thompson.

On September 16, 2021, Ms. Thompson notified the Board of her resignation from the Board. Ms. Thompson noted that she would “not go forward on the board slates for either [the Company] or AB Value.” In light of her resignation from the Board, on September 20, 2021, the Board decreased the size of the Board to six (6) directors, and withdrew the nomination of Ms. Thompson for election at the 2021 Annual Meeting.

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On September 23, 2021, AB Value filed a complaint in the Court of Chancery of the State of Delaware (the “Delaware Court”) against RMCF and certain members of the Board, seeking to rescind and declare invalid the Board resolutions reducing the number of Board seats up for election from seven to six directors (the “AB Value Litigation”). Neither AB Value nor the Company has taken any action with the Delaware Court related to the AB Value Litigation since the original filing of the complaint, and the Delaware Court has not made any ruling in the case.

On October 2, 2021, the Board approved the redemption of all the outstanding preferred stock purchase rights (the “Rights”) granted pursuant to the Rights Agreement, dated March 1, 2015, between the Company and Computershare Trust Company, N.A., as Rights Agent, commonly referred to as a “poison pill.”

On October 4, 2021, Mr. Geygan had a call with Mr. Radoff to discuss, among other things, the upcoming 2021 Annual Meeting.

At the 2021 Annual Meeting held on October 6, 2021, the stockholders (i) elected Elisabeth B. Charles, Gabriel Arreaga, Jeffrey R. Geygan, Brett P. Seabert, Mark Riegel and Sandra Elizabeth Taylor and (ii) approved the advisory vote to request that the Board redeem any previously issued, and not adopt or extend any, poison pill, unless the poison pill was submitted to stockholder approval within 12 months of the poison pill’s adoption. The final votes “FOR” and “WITHHELD” for each nominee at the 2021 Annual Meeting, by order of the votes “FOR” each nominee, are set forth below. The six nominees with the most votes in favor were elected.

	Votes For	Votes Withheld
Elisabeth B. Charles*	2,394,383	45,152
Gabriel Arreaga*	2,394,057	45,478
Jeffrey R. Geygan*	2,371,869	67,666
Brett P. Seabert*	2,370,681	68,854
Mark Riegel†	2,002,491	28,761
Sandra Elizabeth Taylor†	2,000,332	30,920
Bryan J. Merryman*	1,808,373	631,162
Rahul Mewawalla*	1,806,464	633,071
Andrew T. Berger†	1,727,866	303,386
Rhonda J. Parish†	1,725,515	305,737

____________________________

* Company Nominee

† AB Value Nominee

On November 11, 2021, the Company filed a Current Report on Form 8-K noting that Mr. Merryman had agreed to voluntarily step down as President and Chief Executive Officer upon the hiring of a new President and Chief Executive Officer for the Company. The Company noted that it was actively engaged in the search for a new Chief Executive Officer to succeed Mr. Merryman who will continue until such time in the capacity of interim Chief Executive Officer.

In January of 2022, the Nominating Committee (as defined below) engaged the executive and search and recruitment firm O’Keefe and Partners to assist the Nominating Committee in its search for a new Chief Executive Officer of the Company.

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On January 25, 2022, Mr. Berger, sent an email to Ms. Charles expressing concerns related to the Company’s handling of its Canadian franchise arrangement, the relationship with Edible Arrangements and its affiliates, and the AB Value Litigation.

On February 25, 2022 and February 28, 2022, Mr. Berger sent Ms. Charles an email asking if there was a sincere desire to engage in settlement discussions because otherwise he would have to restart the litigation efforts that he had paused. In the e-mail exchange, Mr. Berger made accusations that Mr. Geygan had violated the GVIC Value Cooperation Agreement. A special committee of independent and disinterested members of the Board investigated of such allegations and recommended that the Board take no action against Mr. Geygan. As such, the Board determined that it was not in the best interests of the Company or its stockholders to take action against Mr. Geygan.

From February to March 2022, the Nominating Committee identified and interviewed three candidates for Chief Executive Officer and recommended that the full Board consider such candidates.

On March 24, 2022, Mr. Riegel and Ms. Charles had a call with Mr. Radoff, who, among other business discussion, noted that his priorities were instituting a new Chief Executive Officer and a Board that he could support, which did not include Messrs. Geygan and Seabert but did not need to include himself.

On April 1, 2022, Ms. Charles, Mr. Riegel and Mr. Berger had a conversation during which Mr. Berger sought reimbursement from the Company for approximately $1,000,000 in expenses from AB Value’s proxy solicitation in 2021 and noted that he or Mr. Radoff should replace Mr. Geygan on the Board.

On April 6, 2022, Mr. Merryman, Interim President and Chief Executive Officer, gave notice of his retirement from his positions with the Company, effective in July 2022 after the filing of the Company’s Quarterly Report on Form 10-Q for the three months ended May 31, 2022.

On April 13, 2022, Ms. Charles sent Mr. Berger an email following up on their discussion on April 1 requesting that Mr. Berger provide documentation of the expenses for which Mr. Berger sought reimbursement from the Company, noting that the Nominating Committee was continuing to evaluate the Board composition and requesting information as to the additive value that Mr. Berger believes that he and Mr. Radoff would bring to the Board.

On April 19, 2022, Mr. Berger sent an email to Ms. Charles setting forth the reasons he believed he and Mr. Radoff should join the Board, detailing $1,350,000 of expenses for his proxy solicitation in 2021 and asserting complaints regarding Mr. Geygan’s service on the Board.

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On April 22, 2022, Ms. Charles emailed Mr. Berger noting that the Board was considering the matters from his April 19 letter and that she would follow up in a few weeks after the next Board meeting.

During March 2022 and April 2022, each member of the Board interviewed each candidate for Chief Executive Officer recommended by the Nominating Committee, and in May 2022, the Board unanimously selected Mr. Sarlls to fill the position.

On May 5, 2022, the Board unanimously appointed Robert J. Sarlls as Chief Executive Officer of the Company and as a member of the Board, effective May 9, 2022. In connection with the appointment of Mr. Sarlls as a director, the Board increased the size of the board of directors from six to seven. Mr. Sarlls was selected pursuant to an executive search process led by the Nominating Committee.

On May 6, Mr. Radoff sent a direct message via LinkedIn to Mr. Sarlls congratulating him and noting “would like to start a dialogue as soon as possible.” On May 10, 2022, one day after Mr. Sarlls commenced his Chief Executive Officer position, Mr. Sarlls responded to Mr. Radoff that Mr. Sarlls had just “arrived in Durango and getting acclimated – looking forward to connecting soon.” Later on the same day Mr. Radoff responded, “. . . unfortunately we are heading into another proxy contest so I think it would be everyone’s best interest to connect sooner rather than later.”

On May 8, 2022, Ms. Charles and Mr. Berger communicated by email, during which Mr. Berger requested, which was further clarified by Mr. Berger’s counsel, additional time under the Company’s Second Amended and Restated Bylaws (the “Bylaws”) and Proxy Rule 14a-8 for proxy access nominations and business proposals at the Annual Meeting. Ms. Charles noted that the Board was willing to discuss a potential reimbursement but was not considering Mr. Berger’s and Mr. Radoff’s nomination to the Board and that the extension of time would not be granted.

On May 12, 2022, Mr. Berger emailed Ms. Charles complaining about the Board’s decision not to agree to his demands, and he communicated his intent to proceed with the AB Value Litigation and campaign to reconstitute the Board.

On May 12, 2022, AB Value submitted a letter to the Company (the “Proxy Access Notice”), purporting to nominate Mr. Berger for election as director at the Annual Meeting to be included in the Company’s proxy statement in connection with the Annual Meeting pursuant to the proxy access provisions of the Bylaws.

On May 13, 2022, AB Value and Mr. Berger filed a Schedule 14N with the SEC, disclosing the Proxy Access Notice and representing that AB Value and Mr. Berger “do not intend to file with the SEC a proxy statement and form of proxy relating to the election of the Nominee at the Annual Meeting and do not intend to deliver such proxy statement and form of proxy to holders of at least the percentage of the votes entitled to be cast on the nomination required under applicable law to elect the Nominee.”

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On May 13, 2022, the Board held a regularly scheduled in person meeting of the Board. At the meeting, the Board, among other matters, (i) discussed certain business transactions, (ii) reviewed the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2022, (iii) upon the recommendation of the Nomination Committee, nominated Gabriel Arreaga, Elisabeth Charles, Jeff Geygan, Mark Riegel, Robert Sarlls, Brett Seabert and Sandra Taylor for election at the Annual Meeting and (iv) set August 18, 2022 as the date of the Annual Meeting.

On May 16, 2022, AB Value filed an amendment to its Schedule 13D with the SEC, in which it reported the delivery of the Proxy Access Notice to the Company.

On May 19, 2022, the Board met to discuss the Proxy Access Notice. The Board determined that the Proxy Access Notice was deficient in several respects, including that AB Value made, as required by the Bylaws, “a representation and warranty that the Nominating Stockholder acquired the securities of the Corporation in the ordinary course of business and did not acquire, and is not holding, any securities of the Corporation for the purpose or with the effect of influencing control or changing control of the Corporation”, which the Board determined was inconsistent with AB Value’s conduct to date, including engaging in two proxy campaigns, one of which was less than a month after its initial acquisition of shares of the Company’s common stock. The Board nonetheless determined it was in the best interest of the Company’s stockholders based on the current facts and circumstances to allow the nomination.

Following the meeting on May 19, 2022, Venable LLP, counsel to the Company (“Venable”), sent a response letter to AB Value on behalf of the Board conveying its acceptance of the Proxy Access Notice subject to AB Value and Mr. Berger’s compliance with the conditions set forth in the Bylaws. The response letter noted the Board’s determination that it was in the best interest of the Company and its stockholders based on the current facts and circumstances to avoid the costs associated with competing proxy statements.

Also, on May 19, 2022, the Company filed a Form 8-K with the SEC disclosing the date of the Annual Meeting and updated deadlines for director nominations and stockholder proposals.

On May 23, 2022, Mr. Sarlls and Mr. Radoff discussed by e-mail setting up an in-person meeting.

On May 27, 2022, AB Value submitted a letter (the “AB Value Nomination Notice”) to the Company providing notice of its intent to nominate Bradley L. Radoff, Andrew T. Berger, Mary Bradley, Richard Degnan, Correne Loeffler and Suchit Majmudar (the “2022 AB Value Nominees”) for election as directors at the Annual Meeting. This represented the third time in four years in which AB Value has sought additional seats on the Board, and the second time in the last two years in which AB Value has sought control of the Board through a proxy contest.

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On June 1, 2022, the Board met, considered and discussed the Proxy Access Notice and the AB Value Nomination Notice. At that meeting, the Board determined that AB Value breached several representations, warranties and conditions required by the Bylaws for a proxy access nomination and, therefore, that the Proxy Access Notice was fatally defective and Mr. Berger would be omitted from the Company’s proxy statement for the Annual Meeting. The Board also directed Mr. Sarlls to oversee Venable’s preparation of a letter to AB Value relaying its determinations.

On June 1, 2022, each of Mr. Radoff and AB Value filed amendments to their respective Schedule 13D with the SEC, in which they reported that on May 27, 2022, AB Value, Mr. Berger, Mr. Radoff and the other 2022 AB Value Nominees formed a group and entered into a Joint Filing and Solicitation Agreement with respect to, among other things, (i) the solicitation of proxies or written consents for proposals submitted to stockholders for approval and the election of the nominees set forth in the AB Value Nomination Notice at the Annual Meeting (the “Joint Solicitation”), and (ii) that Mr. Radoff and AB Value agreed to jointly bear expenses incurred by the parties in connection with the Joint Solicitation (Mr. Radoff bearing 80% of the expenses and AB Value bearing 20% of the expenses, subject to certain limits, caveats and consent rights).

On June 3, 2022, Venable sent a response letter to AB Value on behalf of the Board stating that by submitting the AB Value Nomination Notice, AB Value breached several representations, warranties and conditions required by the Bylaws for a proxy access nomination and that the Board had determined that the Proxy Access Notice was fatally defective and Mr. Berger will be omitted from the Company’s proxy statement for the Annual Meeting.

On June 8, 2022, Mr. Radoff emailed Mr. Sarlls to confirm Mr. Radoff’s availability to meet with Mr. Sarlls. Mr. Sarlls responded the same day that the Board was considering the AB Value Nomination Notice and would suggest potential dates for a meeting with Mr. Radoff after the Board completed its evaluation of the AB Value Nomination Notice.

On June 9, 2022, the Board held a meeting to further discuss the AB Value Nomination Notice. At the meeting, Ms. Charles notified the Board of her intent, for personal reasons and not as a result of any disagreement with the Company, to not stand for reelection at the Annual Meeting and to retire effective as of the conclusion of the Annual Meeting. Ms. Charles also notified the Board that she was stepping down as Chair of the Board, effective immediately. The Board unanimously elected Jeffrey Geygan to succeed Ms. Charles as Chair. The Board considered and discussed the experience and skills of each of the 2022 AB Value Nominees and determined to request to interview Mary Bradley. The Board directed the Nominating Committee to consider potential nominees for election as a director (including Ms. Bradley if she agreed to meet with members of the Board). The Board also directed Mr. Sarlls to oversee Venable’s preparation of a letter to AB Value relaying its determinations.

After the Board meeting on June 9, 2022, Venable sent a letter to AB Value (i) requesting an interview with Ms. Bradley and (ii) noting that the Board’s concern that AB Value’s Schedule 14N filed on May 13, 2022 continued to state that AB Value and Mr. Berger “do not intend to file with the SEC a proxy statement and form of proxy relating to the election of the Nominee at the Annual Meeting and do not intend to deliver such proxy statement and form of proxy to holders of at least the percentage of the votes entitled to be cast on the nomination required under applicable law to elect the Nominee.”

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On June 10, 2022, Olshan Frome Wolosky LLP (“Olshan”), AB Value and Mr. Radoff’s counsel, sent a letter to the Board on behalf of AB Value and Mr. Radoff (the “June 10 Letter”), which made several unreasonable demands of the Board with respect the Board’s request to interview Ms. Bradley. The AB Value Response conditioned any interview upon an agreement by the Board, in advance of the interview, to the departure of two directors that were duly elected by stockholders at the 2021 Annual Meeting (Messrs. Geygan and Seabert) and the appointment of Ms. Bradley and another 2022 AB Value Nominee to the Board.

From June 10 to June 20, 2022, the Nominating Committee met on several occasions to discuss potential nominees for election at the Annual Meeting in light of Ms. Charles recent notification to the Board that she not stand for reelection at the Annual Meeting due to personal reasons.

On June 14, 2022, Venable sent a response to Olshan reiterating the Board’s desire to interview Ms. Bradley for consideration as a director nominee at the Annual Election and noting the unreasonableness of requiring the Board to ensure Ms. Bradley’s nomination as a condition to having the opportunity to interview her.

On June 17, 2022, Olshan sent a letter to Venable. The letter did not respond to the Board’s request to interview Ms. Bradley but instead requested that the Company consent to include all of AB Value’s nominees on the Company’s proxy card and to include all of the Company’s nominees on AB Value’s proxy card (the “Universal Proxy Card Request”).

On June 20, 2022, the Board met, considered and discussed the Universal Proxy Card Request. At that meeting, the Board determined that utilizing a universal proxy card was not in the best interests of the Company or its stockholders and declined the Universal Proxy Card Request. The Board directed Venable to prepare a response letter to Olshan regarding the Universal Proxy Card Request. The Board also considered and discussed potential nominees for election at the Annual Meeting.

On June 22, 2022, the Board met to further discuss potential nominees for election at the Annual Meeting. Also on June 22, 2022, Venable sent a response letter to Olshan on behalf of the Board to convey that the Board determined to decline the Universal Proxy Card Request.

On June 24, 2022, after consideration of potential nominees and evaluating other relevant factors, including the Board's views on the right mix of knowledge, skills and experience needed to deliver superior stockholder value, the Board and the Nominating Committee unanimously determined that in light of Ms. Charles' recent notification to the Board that she would not stand for reelection at the Annual Meeting that it was in the best interests of the Company and its stockholders at this time to reduce the size of the Board from seven to six members and reaffirm its prior nomination for election as directors the six persons named in Proposal 1.

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PROPOSAL 1 – ELECTION OF DIRECTORS

Director Nominees

Our Board currently consists of seven directors. On May 5, 2022, the Board appointed Robert J. Sarlls as Chief Executive Officer of the Company and as a member of the Board, effective May 9, 2022, and, in connection therewith, approved an increase of the size of the Board from six directors to seven directors. Mr. Sarlls succeeded Bryan J. Merryman in his role as Interim President and Chief Executive Officer of the Company. As discussed in more detail below, on June 24, 2022, following Elisabeth B. Charles' retirement, the Board approved a decrease of the size of the Board from seven directors to six directors, effective upon the election of directors at the Annual Meeting.

Upon recommendation of the Nominating and Corporate Governance Committee (the “Nominating Committee”), our Board has nominated Jeffrey R. Geygan, Robert J. Sarlls, Gabriel Arreaga, Mark O. Riegel, Brett P. Seabert and Sandra Elizabeth Taylor for election to serve on the Board until the 2023 annual meeting of stockholders and until their respective successors are duly elected and qualified as shown on the WHITE proxy card.

The Company is in a far stronger and more functional position than it has been in years, in large part due to its refreshed Board. For example, of the Board's six nominees, five were newly elected last year, five are independent, two were nominees of AB Value just last year at the 2021 annual meeting of stockholders, one was the result of a comprehensive independent search and recruitment by the Company (and Ms. Charles' election last year was also the result of a comprehensive independent search and recruitment by the Company), one was elected as a result of stockholder engagement with a large stockholder and one is the new Chief Executive Officer chosen by the Board after a comprehensive search. Collectively, these directors bring significant governance and operational skill to the Company, including industry-relevant experience in food retail, food branding and marketing and food distribution; corporate brand and reputation management; public company board or management service; social and governance experience; and skills for strategy development, planning and implementation. For example:

●	Robert Sarlls, the Company’s Chief Executive Officer, and Mark Riegel each have substantial experience in leadership roles in the food industry and manufacturing operations;

●

Brett Seabert is an audit committee financial expert, is a certified public accountant (CPA) with over three decades of experience in business management, finance and real estate development, and also brings to the recently-elected directors the benefit of his five years’ of service on the Company’s Board;

●	Gabriel Arreaga has a background in supply chain management with major food manufacturers and retailers (Mondelez, Kroger), logistics and business development in consumer-facing industries;

●

Sandra Taylor has served as a director of public companies on two boards prior to joining our Board, had a senior leadership role at Starbucks (NYSE: SBUX), and is a pioneer in corporate social responsibility; and

●

Jeff Geygan has public company board experience working directly with boards of directors and senior management teams to effect strategic change that drives shareholder value creation, most recently and notably as Chair of Wayside Technology Group, Inc. (NASDAQ:WSTG), and has over three decades of capital markets and finance experience.

On June 9, 2022, Elisabeth Charles notified the Board of her intent to not stand for reelection at the Annual Meeting and to retire effective as of the conclusion of the Annual Meeting. Ms. Charles’s decision to retire was for personal reasons and was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The Board thanks her for her service. Elisabeth helped set the course for a new era of success. Her eight months of Board service and leadership established an important path forward for our Company.

In light of Ms. Charles' recent notification to the Board that she would not stand for reelection at the Annual Meeting, the Board and the Nominating Committee, after consideration of potential nominees and evaluating other relevant factors, including the Board's views on the right mix of knowledge, skills and experience needed to deliver superior stockholder value, unanimously determined that that it was in the best interests of the Company and its stockholders at this time to reduce the size of the Board from seven members to six members, effective upon the election of directors at the Annual Meeting and has nominated for election as directors the six persons named in Proposal 1.

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After conducting a rigorous third-party search process, the Company appointed a highly qualified Chief Executive Officer, Robert J. Sarlls. Mr. Sarlls brings extensive managerial and manufacturing operational experience in improving sales and profitability of underperforming businesses, as well as in transforming corporate cultures into ones that are growth focused and performance driven. Mr. Sarlls was vetted through a third-party search firm just like every other candidate and received the search firm’s recommendation.

The Company has come out of the COVID-19 pandemic stronger than it was before, with fiscal year 2022 core financial results approaching fiscal year 2019 levels.  Nonetheless, our new Chief Executive Officer is embarking, with input from his senior leadership team, the Board and outside experts, on a 360-degree full review of the Company and the implementation of a strategic planning process geared toward identifying the Company’s best long-term opportunities designed to improve sales growth and profitability, with a goal of sustainably increasing stockholder value.  As part of that process, Mr. Sarlls recently visited with numerous franchisees in several locations across the country to receive their views on the business.  Additionally, the Company continues its search for a new Chief Financial Officer to further bolster the management of the Company.

If a proxy pursuant to a WHITE proxy card or WHITE voting instruction form is authorized, but voting directions are not made, such proxy will be voted, unless authority to vote is withheld by the stockholder, “FOR ALL” six of Ms. Taylor and Messrs. Geygan, Sarlls, Arreaga, Riegel and Seabert to serve until the 2023 annual meeting of stockholders and until the election and qualification of their respective successors, unless you indicate on the WHITE proxy card a vote to “FOR ALL EXCEPT” your vote with respect to any of these nominees. If any such nominee shall be unable to serve or will not serve for any reason, proxies pursuant to a WHITE proxy card or WHITE voting instruction form may be voted for such other person or persons as shall be determined by the proxy holders in their discretion, to the extent authorized under Rule 14a-4(c)(1) under the Exchange Act. If any such substitute nominee(s) are designated, we will file an amendment to the proxy statement and a WHITE proxy card that, as applicable, identifies the substitute nominee(s), discloses that such nominee(s) have consented to being named in the revised proxy statement and to serve if elected, and includes biographical and other information about such nominee(s) as required by the rules of the SEC. Each of the nominees has consented to being named in this proxy statement.

Set forth below is certain information and age as of [●], 2022 concerning each nominee for election as a director:

Name	Title/Position	Age	Director Since
Jeffrey R. Geygan	Chairperson of the Board	61	2021
Robert J. Sarlls	Chief Executive Officer and Director	58	2022
Gabriel Arreaga	Director	47	2021
Mark O. Riegel	Director	42	2021
Brett P. Seabert	Director	61	2017
Sandra Elizabeth Taylor	Director	71	2021

The Board believes that its nominees, as a whole, provide a diversity of experiences, backgrounds, education and professional skills requisite for a high-performing, well-functioning Board. All of the Board’s nominees have substantial senior executive level experience. The Board highly values the ability of individual directors to contribute to a constructive Board environment and the Board believes that its nominees, collectively, will perform in such a manner.

Set forth below is a more complete description of each director nominee’s background, professional experiences, qualifications and skills.

Jeffrey R. Geygan. Mr. Geygan has served on our Board since August 2021 and as Chair of the Board since June 2022. Mr. Geygan has served as a director of the Wayside Technology Group, Inc. (Nasdaq: WSTG) since February 2018, and as Board Chair since May 2018. Mr. Geygan has served as the Chief Executive Officer and President of, an investment research and advisory services firm, since he founded it in 2007. Prior to founding GVIC, Mr. Geygan served as a Senior Portfolio Manager at UBS Financial Services. GVIC beneficially owns approximately [●]% of the Company’s common stock as of [●], 2022. Mr. Geygan has taught undergraduate and graduate-level courses at IE University in Madrid, Spain, the University of Wisconsin – Milwaukee Lubar School of Business, and the College of Charleston. He serves on the Advisory Board of the University of Wisconsin – Madison Department of Economics. Mr. Geygan received a Bachelor of Arts degree in Economics from the University of Wisconsin. The Board believes that his qualifications to serve on the Board include his years of experience with public company business strategy, capital markets and finance as a public company director, and his corporate governance experience.

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Robert J. Sarlls. Mr. Sarlls has served as our Chief Executive Officer and as a member of our Board since May 2022. He has over 25 years of experience in the food industry. He is currently a managing member of Food Strategies, LLC, a strategic consulting firm for food businesses and private equity firms active in the food industry, as well as a director nominee of Grandview Capital Acquisition Corp., a newly organized blank check company focused on investments in the food and beverage industry. From 2015 to 2021, Mr. Sarlls was President, Chief Executive Officer and a member of the board of directors of Wyandot, Inc, a privately-owned food manufacturer of “better for you” snacks for contact manufacturing, private label, and foodservice/ingredient customers, including blue-chip global fast moving consumer goods companies as well as fast growing emerging snack brands. From 2009 to 2013, he was a senior executive at John B. Sanfilippo & Son, Inc. (“JBSS”) (Nasdaq: JBSS), one of the largest nut businesses in the world. Prior to JBSS, he was a senior advisor to domestic and international food and beverage businesses with several firms, most notably Rabobank, one of the largest financial institutions dedicated to the global food, beverages, and agribusiness space. He currently serves on the board of directors of Mennel Milling Company, a U.S.-based flour milling company, where he has served since August 2018, and has previously served from 2020 to 2021 as Chairman of the Board of SNAC International, a leading trade association for the global snack industry. He is a graduate of Harvard College. Following his participation in a successful proxy contest as a member of a group seeking to replace the incumbent members of the board of directors of Alco Stores, Inc. (“Alco Stores”) (Nasdaq: ALCS), in late August 2014, Mr. Sarlls became Chairman of the Board of Alco Stores. Alco Stores filed a petition in bankruptcy under Chapter 11 of the United States Bankruptcy Code in mid-October 2014. We believe Mr. Sarlls’ extensive financial, leadership and professional experience, particularly in the food industry, qualifies him to serve as a director of the Company.

Gabriel Arreaga. Mr. Arreaga has served on our Board since October 2021. Mr. Arreaga has served as Senior Vice President of Chief Supply Chain of The Kroger Co. since October 2020. Previously, Mr. Arreaga served as Senior Vice President, Integrated Supply Chain North America of Mondelez International, Inc. from August 2018 to September 2020. Prior to that time, he served as Vice President of Global Supply Chain of Stanley Black & Decker, Inc. from July 2016 to August 2018. From January 2003 to June 2016, Mr. Arreaga held multiple positions of increasing responsibility at Unilever, including Vice President, Supply Chain & Product Group. Mr. Arreaga received his MBA from the Harvard Graduate School of Business Administration / INCAE Business School, Costa Rica and his Bachelor of Science in Business and Finance from Guilford College / Universidad del Valle de Nicaragua, Nicaragua. Mr. Arreaga brings vast experience in the areas of supply chain, manufacturing and operations to the Board, given his local and global experience in both confectionary and non-confectionary businesses.

Mark O. Riegel. Mr. Riegel has served on our Board since October 2021. Mr. Riegel is a veteran of the confection industry. Since 2021, Mr. Riegel has served as the President and CEO of FroDo Baking Company, LLC. FroDo Baking Company is a national manufacturer and distributor of frozen dough products, as well as other baked goods, to leading retailers. Prior to his role as President and CEO of FroDo Baking Company, LLC, Mr. Riegel served as Vice President of Marketing for Russell Stover Chocolates, a supplier of candy and chocolate, from 2017 to 2020, where he had commercial accountability related to all marketing efforts for an over $500 million organization. In addition, he was selected to attend the Lindt & Sprungli Senior Leadership Program. From January 2014 to November 2017, Mr. Riegel served in various roles at Ferrara Candy Company, a sweet snacking company, including Vice President of Iconic Brands. From 2007 to 2014, Mr. Riegel served in various management positions with Kraft Foods Group. Mr. Riegel served as an Army Officer from 2002 to 2007. He earned his BS in Engineering at the United States Military Academy and completed an MBA at the Kellogg School of Management. We believe Mr. Riegel’s extensive business experience, especially with confection companies, qualifies him to serve as a director of the Company.

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Brett P. Seabert. Mr. Seabert has served on our Board since April 2017. Mr. Seabert, a Certified Public Accountant (“CPA”), has over 31 years of experience in business management, operations, finance and administration. Mr. Seabert currently serves in various capacities, including as a director or executive officer of various companies, including Tanamera Construction, LLC, a high-end real estate development and construction company (since April 2007), TD Construction, LLC, a construction company (since September 2009), Caughlin Club Management Partners, LLC, a health and tennis club and preschool owner and operator (since July 2008), and B&L Investments, Inc., a management and holding company (since March 2003). From 2001 to 2008, Mr. Seabert served as Chief Financial and Operating Officer of Tanamera Commercial Development, LLC. Between 1989 and 2001, Mr. Seabert served in various positions at CMS International, an owner and management company operating several casinos, most recently as Executive Vice President and Chief Financial Officer, including oversight of internal audit, risk management and human resource functions. Mr. Seabert has been primarily engaged in commercial and residential real estate development and construction for the past 20 years. From 1984 to 1989, Mr. Seabert was a practicing CPA with Deloitte & Touche LLP. Mr. Seabert received a Bachelor of Science degree in Accounting from the University of Nevada, Reno. Mr. Seabert’s extensive management, accounting and financial experience brings operational, investment, and strategic value and insights to the Board.

Sandra Elizabeth Taylor. Ms. Taylor has served on our Board since October 2021. Ms. Taylor is a pioneer in corporate social responsibility and has served as the President and Chief Executive Officer of Sustainable Business International LLC, an independent consultancy she founded, that specializes in environmental sustainability and social responsibility for global businesses, since 2008. Previously, Ms. Taylor served as Senior Vice President of Corporate Social Responsibility for Starbucks Corporation (Nasdaq: SBUX), the international coffee company and coffeehouse chain, from 2003 to 2008. From 1996 until 2003, Ms. Taylor served as Vice President and Director of Public Affairs for Eastman Kodak Company (NYSE: KODK), a technology company that produces imaging products with its historic basis on photography. She has also held senior leadership positions with a number of other organizations, including as Vice President of Public Affairs for ICI Americas, Inc., a manufacturer and distributor of chemical products, from 1987 to 1996, and as Executive Director of the European American Chamber of Commerce in the United States, from 1991 to 1992; and as Foreign Service Officer — International Economist, US Department of State. Ms. Taylor’s public company directorship experience includes service on the Board of Directors of Capella Education Company (Nasdaq: CPLA), an education services company, from 2006 to 2011, where she served on the Governance Committee and the Compensation Committee; and D.E. Master Blenders 1753 N.V. (SWX: DEMB), a European coffee and tea company, from 2012 until its sale to Joh. A. Benckiser GmbH in 2013. In addition, Ms. Taylor currently sits on the board of several non-profit organizations, including the Center for International Private Enterprise, since 1998, the Chesapeake Bay Foundation, since 2015; and Island Press since 2017. Ms. Taylor previously served on the board of the Mead Center — Arena Stage 2012 to 2017; Landesa Rural Development Institute, 2012 to 2018; the Seattle Public Library Foundation, from 2004 to 2008; the Public Affairs Council, from 1997 to 2003; the National Center for Asia-Pacific Economic Cooperation, from 2005 to 2009; the US Chamber of Commerce from 2001 to 2008; and the Women’s Leadership Board of the Kennedy School of Government at Harvard University, from 1998 to 2009. Ms. Taylor earned a Juris Doctor degree from Boston University School of Law, a Bachelor of Arts in French from Colorado Women’s College and a Masters in Business Administration from the Bordeaux School of Management — Wine MBA Program. We believe Ms. Taylor’s prior experience as a director of several public companies and business expertise qualify her to serve as a director of the Company.

Family Relationships

No family relationships exist between any director or executive officer and any other of our directors or executive officers.

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BOARD RECOMMENDATION: The Board recommends that the stockholders vote “FOR ALL” of the Board’s six director nominees.

The Board recommends that vote on the WHITE proxy card and that you disregard any [color] proxy card that may be sent to you by AB Value. Voting to “WITHHOLD” with respect to AB Value’s nominees on its [color] proxy card is NOT the same as voting “FOR” our Board nominees, because a vote to “WITHHOLD” with respect to AB Value’s nominees on its [color] proxy card will revoke any previous proxy submitted by you. If you have already voted using a [color] proxy card sent to you by AB Value, the Board recommends that you revoke it by authorizing your proxy via the Internet or by telephone by following the instructions on the WHITE proxy card, or by completing, signing, dating and mailing the enclosed WHITE proxy card in the postage-paid envelope provided. Only the latest-dated, validly executed or submitted proxy will be counted.

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CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

Director Independence

The Board has determined that Jeffrey R. Geygan, Gabriel Arreaga, Mark O. Riegel, Brett P. Seabert and Sandra Elizabeth Taylor are each an independent director nominee. Elisabeth B. Charles, whom the Board determined was independent, notified the Board on June 9, 2022 of her intent to not stand for reelection at the Annual Meeting and to retire effective as of the conclusion of the Annual Meeting. Mr. Sarlls is not independent due to his service as a current executive officer of the Company.

The Board makes a determination regarding the independence of each director annually based on relevant facts and circumstances. Applying the standards and independence criteria defined by The Nasdaq Stock Market LLC (“Nasdaq”) listing standards, the Board has made a determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director.

Proxy Access Bylaw

In an effort to improve our corporate governance practices and in response to requests from our stockholders, in December 2019, the Board amended our Bylaws to implement proxy access with the following parameters:

Ownership Threshold:	3% of outstanding shares of our common stock
Nominating Group Size:	Up to 20 stockholders may combine to reach the 3% ownership threshold
Holding Period:	Continuously for three years
Number of Nominees:	The greater of one nominee or 25% of our Board

We believe these proxy access parameters reflect a well-designed and balanced approach to proxy access that mitigates the risk of abuse and protects the interests of all of our stockholders. Stockholders who wish to nominate directors for inclusion in our proxy statement in accordance with proxy access must follow the procedures in Section 2.13 of our Bylaws.

Code of Ethics and Code of Conduct

We have adopted a Code of Ethics for Senior Financial Officers that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. In addition, in accordance with Nasdaq listing rules, we have adopted a Code of Conduct applicable to all our officers, directors and employees. The text of each of the Code of Ethics for Senior Financial Officers and the Code of Conduct (together, the “Codes”) is available under Corporate Governance on the Investor Relations page of our website at www.rmcf.com. If we waive, or implicitly waive, any material provision of either of the Codes, or substantively amend either of the Codes, we will disclose that fact on our website within four business days.

Board Meetings

During fiscal year 2022, the Board held 27 meetings. Each director attended 75% or more of the aggregate of (i) the total number of meetings of the Board held during the period for which he or she has been a director (and not otherwise recused) and (ii) the total number of meetings held by all committees of the Board on which he or she served.

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Board Attendance at the Annual Meeting

Although we encourage our directors to attend the Annual Meeting, we do not have a formal policy regarding a directors’ attendance at the Annual Meeting. All of our directors at the time of the meeting attended our 2021 annual meeting of stockholders.

Board Leadership Structure and Role in the Oversight of Risk Management

Since we were founded in 1981, we had employed a traditional board leadership model, with our Chief Executive Officer also serving as Chairman of our Board. In July 2021, the Board announced its commitment to separate the roles of Chairperson of the Board and Chief Executive Officer of the Company because it believed that such action would be in the best interests of stockholders. In connection with her planned retirement at the Annual Meeting for personal reasons, Elisabeth B. Charles stepped down as independent Chairperson of the Board on June 9, 2022, and the Board unanimously elected Jeffrey R. Geygan to succeed Ms. Charles as independent Chair. The Board does not have a formal policy regarding separation of the roles of Chief Executive Officer and Chairperson of the Board. The Board believes it is in our best interests to make that determination based on current circumstances. The Board has, however, determined that an independent director serving as Chairperson is in the best interests of our stockholders at this time. This structure ensures a greater role of independent directors in the active oversight of our business, including strategy and risk management oversight, and in setting agendas and establishing Board priorities and procedures. This structure also allows the Chief Executive Officer to focus to a greater extent on the management of our day-to-day operations. The Board believes this split structure recognizes the time, effort, and energy the Chief Executive Officer is required to devote to the position in the current business environment, as well as the benefits of having an independent director with extensive strategic, operational and leadership expertise serve as the Chairperson. Our Board oversees our risk management activities and implements its risk oversight functions through delegation to its committees.

The Audit Committee is responsible for overseeing our financial reporting processes and systems of internal controls regarding finance and accounting and certain other risk management functions as are delegated to the Audit Committee by the Board. The Audit Committee provides a forum for communication among the Board, the independent auditors and our financial and senior management to facilitate open dialogue and promote effective risk management within our Company. In addition, the Audit Committee oversees our whistleblower/complaint procedures for accounting and auditing matters, which procedures provide that complaints or reports of suspected fraud, deficiencies or noncompliance relating to any accounting, internal controls or auditing matters should be promptly reported on an anonymous basis in writing to the chair of our Audit Committee. Similarly, under our Code of Ethics for Senior Financial Officers, persons who become aware of suspected violations of the Code of Ethics for Senior Financial Officers are encouraged to report such suspected violations promptly to the chair of the Audit Committee. Under these policies, the Audit Committee monitors, investigates and makes determinations and recommendations for action to the Board as a whole with respect to suspected violations.

The Compensation Committee oversees risks relating to our compensation plans and programs. The Compensation Committee has reviewed and considered our compensation policies and programs in light of the Board’s risk assessment and management responsibilities and will do so in the future on an annual basis. The Compensation Committee believes that we have no compensation policies and programs that give rise to risks reasonably likely to have a material adverse effect on us.

The Nominating Committee is responsible for, among other things, (i) assisting the Board in identifying individuals qualified to become members of the Board and (ii) approving and recommending qualified director candidates to the Board.

The Board and its committees encourage management to promote a corporate culture that understands risk management and incorporates it into the overall corporate strategy and day-to-day business operations of the Company. The Company’s risk management structure also includes an ongoing effort to assess and analyze the most likely areas of future risk for the Company and to address them in its planning process.

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Board Committees

The Board has a standing Audit Committee, Compensation Committee and Nominating Committee. Each of these committees operate under a written charter that has been approved by our Board. Each committee charter is available under Corporate Governance on the Investor Relations page of our website at www.rmcf.com.

The following table is a summary of our current committee structure and members on each of our committees:

	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Jeffrey R. Geygan
Elisabeth B. Charles(1)
Gabriel Arreaga
Mark O. Riegel
Brett P. Seabert
Sandra Elizabeth Taylor
Robert J. Sarlls

Chairperson	Member	Financial Expert

(1)	On June 9, 2022, Ms. Charles notified the Board of her intent to not stand for reelection at the Annual Meeting and to retire effective as of the conclusion of the Annual Meeting.

Audit Committee

The responsibilities of our Audit Committee include, among other things:

●

oversight of the Company’s accounting and financial reporting processes, principles and policies, system of internal controls regarding finance and accounting and the audits of the Company’s financial statements;

●	oversight of the Company’s financial statements and the independent audit thereof;

●	selecting, evaluating and, where deemed appropriate, replacing the independent auditors;

●	evaluating the independence, qualifications and performance of the independent auditors;

●	monitoring the risk management policies and procedures of the Company; and

●	monitoring the Company’s compliance with legal and regulatory requirements.

The Board has determined that Brett P. Seabert is an “audit committee financial expert” as defined in Item 407 of Regulation S-K promulgated under the Exchange Act and thus possesses “financial sophistication” as that term is used in applicable Nasdaq listing rules. The Audit Committee held six meetings in fiscal year 2022.

The Board has also determined that each of Brett P. Seabert, Gabriel Arreaga, Elisabeth B. Charles and Jeffrey R. Geygan, representing all of the members of the Audit Committee, is an “independent director” under applicable Nasdaq listing rules and SEC regulations applicable to Audit Committee members.

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Compensation Committee

The responsibilities of our Compensation Committee include, among other things:

●	ensuring that the Company has a performance-based compensation structure that is designed to attract and retain the necessary talent to achieve the Company’s business goals;

●

overseeing and discharging the responsibilities of the Board relating to the compensation of the Company’s executive officers and non-employee directors, including approving the compensation of the (a) Chief Executive Officer, (b) non-employee directors, and (c) the Company’s executive officers, as recommended by the Chief Executive Officer, subject to the authority of the Compensation Committee; and

●	overseeing the Company’s overall employee benefit plans.

The Compensation Committee has full authority delegated to it by the Board to determine compensation for our executive officers and non-employee directors. Under applicable corporate laws and regulations, the Compensation Committee may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Compensation Committee. The Compensation Committee determines compensation for our executive officers based on recommendations from our Chief Executive Officer. The Chief Executive Officer is not present during voting or deliberation on his own compensation. The Compensation Committee relies on its judgment when making compensation decisions after reviewing our performance and evaluating each executive’s performance, leadership ability and responsibilities, current compensation arrangements, and other factors.

The Compensation Committee has full authority delegated to it by the Board to determine compensation for our executive officers and non-employee directors. Under applicable corporate laws and regulations, the Compensation Committee may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Compensation Committee. The Compensation Committee determines compensation for our executive officers based on recommendations from our Chief Executive Officer. The Chief Executive Officer is not present during voting or deliberation on his own compensation. The Compensation Committee relies on its judgment when making compensation decisions after reviewing our performance and evaluating each executive’s performance, leadership ability and responsibilities, current compensation arrangements, and other factors.

The Compensation Committee has the authority use compensation consultants in connection with performance of its duties, and recently engaged an external consultant in the development of our current compensation philosophy, including with respect to the compensation of our new Chief Executive Officer. The Compensation Committee also oversees the administration of the Company’s equity-based compensation plans. The Compensation Committee held five meetings in fiscal year 2022.

The Board has determined that each of Gabriel Arreaga, Elisabeth B. Charles, Jeffrey R. Geygan and Sandra Elizabeth is an “independent director” under Nasdaq listing standards and SEC rules applicable to Compensation Committee members.

Nominating and Corporate Governance Committee

The responsibilities of the Nominating Committee include, among other things:

●	identifying individuals qualified to become members of the Board;

●	selecting and recommending that the full Board select the director nominees for the next annual meeting of stockholders;

●	establishing procedures for the identification and evaluation of director candidates, including any candidates recommended by stockholders;

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. | 2022 PROXY STATEMENT | PAGE 28

●

selecting and approving all nominees for Board membership, whether for the slate of director nominees to be presented for stockholder approval at the Company’s annual meeting of stockholders or any director nominees to be appointed by the Board to fill any interim director vacancy or newly created directorship;

●	identifying and recommending to the Board, individuals qualified to become Chief Executive Officer, consistent with criteria approved by the Board;

●	developing and recommending to the Board a set of corporate governance guidelines applicable to the Company;

●	making recommendations to the Board regarding governance matters;

●	overseeing the orientation and facilitating the continuing education of directors; and

●	overseeing the evaluation of the Board and management.

The Nominating Committee held seven meetings in fiscal year 2022. The Board has determined that each of Mark O. Riegel, Brett P. Seabert and Sandra Elizabeth Taylor, representing all of the members of the Nominating Committee is an “independent director” under applicable Nasdaq listing standards.

Special Committee

In July 2021, the Board formed a special committee of the Board comprised of independent, disinterested directors (the “Special Committee”) to oversee the process of identifying new qualified, independent directors for the Company’s next chapter of growth, innovation and transformation. The Special Committee was comprised of Mr. Seabert, and former directors Mary K. Thompson and Rahul Mewawalla, all of whom were disinterested, independent directors of the Company. The Special Committee was terminated in October 2021 after the 2021 annual meeting of stockholders.

Board Diversity Matrix (As of [●], 2022)

We believe our Board should and does consist of individuals reflecting the diversity represented by our employees, customers and communities in which we operate. The below table provides information related to the composition of our Board. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Rule 5605(f).

Total Number of Directors:	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	4	—	1
Part II: Demographic Background
African American or Black	1	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	1	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	3	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	1

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. | 2022 PROXY STATEMENT | PAGE 29

Director Nomination Process and Director Qualifications

The purposes of the Nominating Committee include (i) assisting the Board in identifying individuals qualified to become members of the Board; and (ii) approving and recommending qualified director candidates to the Board.

The Nominating Committee considers director candidates recommended by stockholders when such recommendation is made in writing and (i) delivered pursuant to our Policy on Shareholder Communications with the Board, and (ii) received by us within the time period specified in our Bylaws and as set forth in “Other Information–Deadlines for Submitting Stockholder Proposals and Director Nominations” below. Other than as set forth below, we did not receive any such nominations, and no other nominations for election to our Board may be made by stockholders at the Annual Meeting.

On May 12, 2022, AB Value submitted the Proxy Access Notice. On Mary 18, 2022, the Company accepted the Proxy Access Notice. On May 27, 2022, AB Value submitted the AB Value Nomination Notice to the Company which caused the Proxy Access Notice to no longer comply with the Bylaws.

In determining whether an individual is qualified to serve on our Board, whether recommended by the Nominating Committee or by stockholders, the Nominating Committee considers relevant factors, including, but not limited to, an individual’s independence, knowledge, skill, training, experience and willingness to serve on the Board. Any stockholder wishing to recommend a candidate for consideration by the Company may do so by submitting a written recommendation to the Nominating Committee in accordance with the procedures set forth under “Other Information–Deadlines for Submitting Stockholder Proposals and Director Nominations.”

In identifying potential candidates for the Board, the Nominating Committee generally relies on a variety of resources to identify potential candidates, which, among other things and depending on the circumstances, may include its and the Board’s network of contacts, corporate search resources, and, if the Nominating Committee deems appropriate, a professional search firm. In August 2021, the Special Committee retained a third-party search firm (RRA) for a fee to help facilitate the identification, screening and interview process of potential director nominees, including Gabriel Arreaga and Elisabeth B. Charles. By utilizing a broad variety of resources as deemed appropriate by the Nominating Committee in light of the then-current mix of Board attributes and any previously identified potential candidates, the Nominating Committee believes it will be able to identify, evaluate and consider a diverse range of qualified candidates, including candidates that increase the gender, racial, ethnic and/or cultural diversity of the Board. We do not have a formal policy with respect to the consideration of diversity in identifying director candidates, however, in reviewing director nominee candidates, the Nominating Committee and the Board does consider diversity, including diversity of experience, gender, race, ethnicity, skills and backgrounds, so that, as a group, the Board will possess a broad perspective and the appropriate talent, skills and expertise to oversee our business.

Stockholder Communications with the Board of Directors

The Board has adopted a Policy on Shareholder Communications with the Board in order to facilitate stockholder communications with the Board. Under the Policy on Shareholder Communications with the Board, stockholders are encouraged to contact the Board or any individual director or group of directors in writing by sending communications to Rocky Mountain Chocolate Factory, Inc., 265 Turner Drive, Durango, Colorado 81303. A copy of the Policy on Shareholder Communications with the Board is available under Corporate Governance on the Investor Relations page of the Company’s website at www.rmcf.com.

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Anti-Hedging and Anti-Pledging Practices

We generally do not allow our management or directors to pledge our stock to secure loans or other obligations, including in margin accounts. Although we do not have a formal policy related to hedging transactions, we discourage our management and directors from engaging in hedging and monetization transactions in connection with our securities, such as zero-cost collars, prepaid variable forward sale contracts, equity swaps and exchange funds.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. | 2022 PROXY STATEMENT | PAGE 31

EXECUTIVE OFFICERS

The executive officers of the Company and their ages at [●], 2022 are as follows:

Name	Age	Position
Robert J. Sarlls	58	Chief Executive Officer and Director
Bryan J. Merryman	62	Chief Financial Officer
Gregory L. Pope	56	Senior Vice President – Franchise Development
Edward L. Dudley	58	Senior Vice President – Sales and Marketing
Donna L. Coupe	57	Vice President – Franchise Support and Training
Ryan R. McGrath	48	Vice President – Information Technology

Robert J. Sarlls. Please see “Proposal 1 – Election of Directors–Director Nominees” above for information regarding Mr. Sarlls.

Bryan J. Merryman. Mr. Merryman joined us in December 1997 as Chief Financial Officer and Vice President – Finance. Mr. Merryman also served as our Chief Operating Officer from April 1999 to February 2012, and since January 2000, as our Treasurer. In February 2019, Mr. Merryman was appointed as our President and Chief Executive Officer and has served as our Interim President and Chief Executive Officer from November 2021 to May 2022. Mr. Merryman also was a member of our Board from April 1999 to October 2021. On April 6, 2022, Mr. Merryman gave notice of his retirement from his positions with the Company, effective in July 2022 after the filing of the Company’s Quarterly Report on Form 10-Q for the three months ended May 31, 2022. From January 1997 to December 1997, Mr. Merryman was a principal in Knightsbridge Holdings, Inc., a leveraged buyout firm. Mr. Merryman also served as Chief Financial Officer of Super Shops, Inc., a retailer and manufacturer of after-market auto parts, from July 1996 to November 1997, and prior to July 1996, was employed for more than 11 years by Deloitte & Touche LLP, most recently as a Senior Manager. Mr. Merryman also currently serves as Chief Executive Officer of U-Swirl, Inc. (“U-Swirl”), a consolidated subsidiary of the company, a position he has held since October 2014, and has served as Chairman of the Board of U-Swirl since January 2013.

Gregory L. Pope. Mr. Pope has served as Senior Vice President – Franchise Development since May 2004. Since joining the Company in October 1990, he has served in various positions, including store manager, new store opener and franchise field consultant. In March 1996, he became Director of Franchise Development and Support. In June 2001, he became Vice President of Franchise Development, a position he held until he was promoted to his present position.

Edward L. Dudley. Mr. Dudley has served as Senior Vice President – Sales and Marketing since June 2001. Previously, he served as Vice President of Sales and Marketing from January 1997 to June 2001. Prior to joining the Company, Mr. Dudley spent 10 years with Baxter Healthcare Corporation, a medical devices and services company, where he served in a number of senior marketing and sales management capacities, including most recently that of Director, Distribution Services from March 1996 to January 1997.

Donna L. Coupe. Ms. Coupe has served as Vice President – Franchise Support and Training since June 2008. From 1992 to 1997, she managed franchised Rocky Mountain Chocolate Factory stores in Northern California for absentee owners. Since joining the Company in October 1997, she has served in various positions including Field Consultant, Regional Manager and Director of Franchise Support.

Ryan R. McGrath. Mr. McGrath has served as Vice President – Information Technology since August 2017. Since joining the Company in October 2009, he has served in various positions, including Systems Analyst and Director of Information Technology. Prior to joining the Company he held various operating and information technology roles, including work for Sports Express, a travel logistics company, where he focused on software, database and application development.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. | 2022 PROXY STATEMENT | PAGE 32

EXECUTIVE COMPENSATION

Key Recent Developments — Majority of New CEO Compensation Package Tied to Performance; no change of control trigger for entitlement to compensation

In connection with Mr. Sarlls’ appointment as the Company’s Chief Executive Officer in May 2022, the Company and Mr. Sarlls entered into an offer letter that provides for a compensation package that includes the following key elements:

●	Annual base salary of $360,000;
●	Performance-based annual cash bonus; and
●	Stock option and restricted stock unit awards, including performance-based awards.

This chart shows the relative portion of Mr. Sarlls’ initial compensation package designed to be at-risk, consisting of his initial annual cash incentive target and his initial equity incentive awards at target value:

In setting Mr. Sarlls’ initial annual base salary, the Compensation Committee reviewed data provided by its compensation consultant, Compensation Advisory Partners, and considered the 50th percentile for annual base salary at peer companies based on this data, and determined to set Mr. Sarlls’ salary approximately 12.5% above such level in recognition of the challenges involved with providing a compelling and competitive compensation package to enable the company to successfully recruit him to serve as CEO to continue to lead the Company’s transformation.

In accordance with, and in response to feedback from stockholders, the Company confirmed its commitment to tie a significant portion of executive compensation to performance going forward, the Compensation Committee determined that Mr. Sarlls’ initial annual cash incentive bonus opportunity should represent a significant portion of his total annual cash compensation, and set his initial annual cash incentive bonus to represent 50% of his annual base salary, or $180,000 for fiscal 2023, at target level performance based on achievement of Company performance goals established by the Compensation Committee for applicable fiscal year, with the opportunity to receive up to 200% of annual target bonus for maximum performance. Mr. Sarlls’ annual cash incentive bonus for fiscal 2023 will be earned based on achievement of the same performance goals that were already established by the Compensation Committee for the Company’s annual cash incentive bonus program for fiscal 2023. The payment for any annual cash incentive bonus earned by Mr. Sarlls’ for fiscal 2023 will be pro-rated based on his start date.

To further demonstrate the Compensation Committee’s commitment to tying a majority of CEO pay to performance, the Compensation Committee determined that all of the equity incentive compensation to be awarded to Mr. Sarlls should be earned based on performance and should represent an equal portion of his total compensation as his annual base salary. Accordingly, the Compensation Committee determined that Mr. Sarlls be awarded equity incentive grants with a grant date fair value of approximately $360,000 at target performance. The Compensation Committee evaluated the incentives provided by various forms of equity incentive compensation awards and determined that Mr. Sarlls’ awards should be 50% in the form of performance-vesting restricted stock units and 50% in the form of stock options that vest over time based on his continued service.

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The performance-vesting RSUs will vest following the end of the Company’s fiscal year ending February 2025 with respect to the target number of RSUs if the Company achieves an annualized total shareholder return of 12.5% for the performance period commencing on the Start Date and ending at the end of the Company’s fiscal year ending February 2025, subject to Mr. Sarlls’ continued service through the end of the performance period. The Compensation Committee has discretion to determine the number of RSUs between 0-200% of the target number that will vest based on achievement of performance below or above the target performance goal.

The Compensation Committee determined that stock options should represent a significant portion of Mr. Sarlls’ initial equity incentive compensation awards in recognition of their inherent tie to the Company’s stock price performance: because an option holder is economically motivated to exercise the option only if the current stock price is above the exercise price, time-vesting stock options inherently reward increases in the Company’s stock price over time. The stock options granted to Mr. Sarlls’ vest with respect to 1/3 of the shares on the last day of the Company’s current fiscal year ending February 28, 2023, and in equal quarterly increments on the last day of each quarter ending after that date until the last day of the Company’s fiscal year ending February 2025.

Mr. Sarlls’ offer letter contains a double-trigger requirement in connection with any change of control payments. Subject to the terms and conditions set forth in the offer letter, if, at any time, the Company terminates Mr. Sarlls’ employment without cause (as defined in the offer letter) (other than as a result of his death or disability or he terminates his employment for good reason (as defined in the offer letter), then he will receive the amounts following severance payments and benefits:

●

Cash payment equal to 15 months of his then-current base salary, payable in installments in accordance with the Company’s normal payroll procedures, or in a lump sum if such termination occurs on or within two years following a change in control event

●

Cash payment equal to a pro-rated portion of his then-current annual bonus for the fiscal year that includes such termination date, based on actual achievement of Company performance goals for that fiscal year, to be paid at the same time such annual bonus would have been paid had his employment not terminated

●

Continued COBRA coverage under the Company’s group health plan premiums for 12 months, unless he obtains health care coverage from another source (e.g., a new employer or spouse’s benefit plan), or ceases to be entitled to COBRA continuation coverage under the Company’s group health plan, before then

Thus, there is no single trigger change of control; a change of control will only impact the timing of a payment if the Company terminates Mr. Sarlls’ employment without cause (as defined in the offer letter) (other than as a result of his death or disability or he terminates his employment for good reason (as defined in the offer letter)).

In structuring Mr. Sarll’s compensation package, the Compensation Committee employed practices that reflect the Company’s commitment to good compensation governance and to address prior years’ say on pay voting results and considering comments from the Company’s stockholders:

Compensation Best Practices		Compensation Practices Eliminated

●	Performance-based compensation that uses a variety of performance measures and performance periods	●	No excessive cash payments triggered by CEO termination
●	A substantial majority of executive pay “at risk,” based on a mix of financial, operational and stock price performance metrics	●	No accelerated vesting of equity incentive compensation triggered by CEO termination
●	Incentive compensation subject to claw-back policies	●	No change in control compensation
●	Maximum incentive award payouts	●	No tax gross-ups
		●	No excessive perquisites

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. | 2022 PROXY STATEMENT | PAGE 34

Summary Compensation Table

The following table sets forth certain information with respect to annual compensation for the years indicated for the Company’s named executive officers. For fiscal year 2022, our named executive officers were Messrs. Merryman, Dudley and Pope. Mr. Sarlls was not a named executive officer during fiscal year 2022 because he joined the Company after the end of the fiscal year, on May 9, 2022.

Name and Principal Position	Fiscal Year	Salary ($)	All Other Compensation ($)	Total ($)
Bryan J. Merryman(1)	2022	355,000	613,686(2)	968,686
Chief Financial Officer and Treasurer	2021	355,000	4,275(3)	359,275
Former Interim President and Chief Executive Officer
Edward L. Dudley	2022	225,000	3,375(3)	228,375
Senior Vice President – Sales and	2021	225,000	3,375(3)	228,375
Marketing
Gregory L. Pope	2022	225,000	3,375(3)	228,375
Senior Vice President – Franchise	2021	225,000	1,688(3)	226,688
Development

(1)

On April 6, 2022, Mr. Merryman gave notice of his retirement from his positions with the Company, effective in July 2022 after the filing of the Company’s Quarterly Report on Form 10-Q for the three months ended May 31, 2022.

(2)

Represents 401(k) plan matching contribution of $4,350, and $609,336 for the RSU Acceleration (as defined below). See “–Letter Agreement with B. Merryman” below for additional information on the RSU Acceleration and others amounts due to Mr. Merryman upon termination of his employment with the Company.

(3)	Represents 401(k) plan matching contributions during each fiscal year.

Narrative Discussion of Summary Compensation Table

Salary, Bonus and Stock Awards. Base salary and cash bonuses for our named executive officers are reviewed on an annual basis by the Compensation Committee in conjunction with performance and upon the recommendations of our Chief Executive Officer. Our Chief Executive Officer is not present during voting or deliberation on his own compensation. Base salary adjustments and cash bonuses are awarded on a discretionary basis based on the Company’s overall performance and a subjective review of each named executive officer’s performance. For fiscal year 2022 in light of the Company’s performance and in the interest of the Company and our stockholders, our Interim Chief Executive Officer did not recommend that the Compensation Committee award base salary adjustments or cash bonuses for the named executive officers for fiscal year 2022. The Compensation Committee did not award any salary adjustments or bonus payments in fiscal year 2022.

Benefits. Our named executive officers generally receive health and welfare benefits under the same programs and subject to the same terms and conditions as our other salaried employees. Other elements of compensation for our named executive officers are participation in Company-wide life insurance, long-term disability insurance, medical benefits and the ability to defer compensation pursuant to a 401(k) plan. Our named executive officers also receive matching contributions from the Company under our 401(k) plan at a rate of 25% up to 1.5% of base salary (subject to certain limitations), which is the same benefit available to all salaried employees.

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Letter Agreement with B. Merryman

In connection with Mr. Merryman’s appointment as President and Chief Executive Officer in February 2019, the Company entered into that certain Second Restated Employment Agreement, dated February 26, 2019, with Mr. Merryman (the “Second Restated Employment Agreement”).  The Second Restated Employment Agreement restated the employment agreement that Mr. Merryman previously entered into with the Company in May 1999 (the “First Restated Employment Agreement”), which remained in effect in February 2019.  The First Restated Employment Agreement contained provisions that included a formula for calculating the amount of Mr. Merryman’s post-employment cash severance payments, as well as equity award acceleration, under certain conditions (including in the context of a “change in control”) and an entitlement to a Section 280G gross-up payment, and those provisions were maintained in the Second Restated Employment Agreement.

In July 2021, Mr. Merryman agreed to voluntarily step down as President and Chief Executive Officer of the Company upon the hiring of a new Chief Executive Officer for the Company. In connection therewith, on November 8, 2022, the Company and Mr. Merryman entered into a letter agreement (the “Letter Agreement”), effective November 3, 2021 (the “Effective Date”), amending the Second Restated Employment Agreement. Pursuant to the Letter Agreement, among other things, Mr. Merryman agreed to (i) continue as our Chief Financial Officer, and (ii) until a new President and Chief Executive Officer is hired, as our interim President and Chief Executive Officer of the Company.

Pursuant to the Letter Agreement, if Mr. Merryman’s employment terminates for any reason following the Effective Date, he would be entitled to the following payments:

●	accrued base salary, expense reimbursements and other benefits that remain unpaid as of the date of termination;

●	a cash termination payment in an amount equal $1,326,813, plus any interest or other earnings on such amount while held in trust (as described below);

●

a lump sum cash payment in the amount of $18,000, which represents the estimated cost to Mr. Merryman of obtaining accident, health, dental, disability and life insurance coverage for the 18-month period following the expiration of his continuation (COBRA) rights, plus any interest or other earnings on such amount while held in trust (as described below); and

●	the reimbursement of up to $53,250, in the aggregate, for outplacement consulting fees during a two-year period following Mr. Merryman’s termination of employment.

In addition, on November 3, 2021, the Compensation Committee recommended, and the Board unanimously approved, the acceleration of vesting of approximately 66,667 unvested restricted stock units previously granted to Mr. Merryman, such that the restricted stock units are fully vested as of November 3, 2021 (the “RSU Acceleration”).

Pursuant to the Letter Agreement, Mr. Merryman is also entitled to a Section 280G gross-up payment in accordance with the Second Restated Employment Agreement in the event a determination is made that a change in control event under Section 280G of the Internal Revenue Code occurred prior to November 3, 2021, and Mr. Merryman incurs an excise tax pursuant to Section 4999 of the Internal Revenue Code as a result of any payments or distributions by the Company to or for the benefit of Mr. Merryman in connection with that change in control event. In addition to the termination payments and benefits described above, consistent with the Second Restated Employment Agreement, upon termination of Mr. Merryman’s employment due to death or disability, he would be eligible to receive any bonus to which he would have been entitled for the bonus period if he were still employed on the last day of such bonus period.

The Compensation Committee and the Board determined that Mr. Merryman would have been entitled to all of the foregoing amounts under the Second Restated Employment Agreement if he were to resign on the Effective Date, and the Compensation Committee and the Board determined that it would have been detrimental to the Company if Mr. Merryman were to leave under those circumstances. The Letter Agreement provides Mr. Merryman with the amounts that he otherwise would have been entitled to receive if he resigned on the Effective Date, while retaining him for continued service as Chief Financial Officer.

In accordance with the Letter Agreement, in March 2022, the Company established a rabbi trust with an outside third-party trustee, and contributed $1,344,813 to the trust, which represents the aggregate amount of the termination payment and the cash payment for insurance coverage to be paid to Mr. Merryman upon the termination of his employment as described above.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. | 2022 PROXY STATEMENT | PAGE 36

Outstanding Equity Awards at Fiscal Year‑End Table

The following table provides information regarding the number and estimated value of unvested stock awards held by each of the Company’s named executive officers at 2022 fiscal year-end. There were no outstanding stock options for any of our named executive officers at the end of fiscal year 2022.

		Stock Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
Bryan J. Merryman(1)	–	–		–
Edward L. Dudley	3/1/2019	16,666	(2)	130,828
Gregory L. Pope	3/1/2019	16,666	(2)	130,828

(1)	Mr. Merryman did not have any outstanding equity awards as of 2022 fiscal year-end. See “–Letter Agreement with B. Merryman” above for additional information.

(2)	Represents restricted stock units (“RSUs”) that vest in six equal annual installments beginning on the first anniversary of the grant date.

(3)	Based on a price of $7.85 per share, which was the closing price of our common stock as reported on the Nasdaq Global Market on February 28, 2022, the last trading day of fiscal year 2022.

Potential Payments on Termination or Change in Control

We have arrangements with each of our named executive officers providing for post-employment payments under certain conditions, as described below and in “– Letter Agreement with B. Merryman” above.

Other Employment Agreements. We have entered into employment agreements with Messrs. Merryman and Dudley, which contain, among other things, "change in control" severance provisions. See “– Letter Agreement with B. Merryman” above for additional information on the amounts due to Mr. Merryman upon termination of his employment with the Company.

The employment agreement with Mr. Dudley provides for "at will" employment, which means we or Mr. Dudley can terminate his employment at any time, with or without “cause” (as defined therein). The employment agreement with Mr. Dudley generally provides that, if Mr. Dudley’s employment terminates under circumstances constituting a "triggering termination," Mr. Dudley will be entitled to receive, among other benefits, 2.99 times the sum of (i) his annual salary and (ii) the lesser of (a) two times the bonus that would be payable to him for the bonus period in which the change in control occurred and (b) 25% of Mr. Dudley’s annual salary. Mr. Dudley will also receive an additional payment of $18,000, which represents the estimated cost to obtain accident, health, dental, disability and life insurance coverage for the 18-month period following the expiration of COBRA coverage. In addition, Mr. Dudley may become entitled to receive a gross-up payment for taxes imposed pursuant to Section 4999 of the Internal Revenue Code.

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A “change in control,” as used in Mr. Dudley’s employment agreement, generally means a change in the control of us following (1) an event that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, without the approval of at least two-thirds of the Board prior to its occurrence or within 60 days thereafter, (2) a person (an “Acquiring Person”) acquiring direct or indirect beneficial ownership of 20% or more of our then outstanding voting securities, without the approval of at least two-thirds of the Board prior to its occurrence or within 60 days thereafter, (3) a merger, consolidation, sale of assets or other reorganization, or a proxy contest in which our Board prior to the transaction constitutes less than a majority of our Board after the transaction or (4) the members of our Board during any consecutive two-year period who at the beginning of such period constituted the Board cease to be the majority of the Board at the conclusion of that period. In addition to the foregoing, a change in control shall be deemed to have occurred if, after the occurrence of the event described in clause (2) above that has been approved by a two-thirds vote of the Board, the Acquiring Person shall have become the beneficial owner, directly or indirectly, of securities representing an additional 5% or more of the combined voting power of our then outstanding voting securities (a “Subsequent Share Acquisition”) without the approval prior thereto or within 60 days thereafter of at least two-thirds of the members of the Board who were in office immediately prior to such Subsequent Share Acquisition and were not appointed, nominated or recommended by, and do not otherwise represent the interests of, the Acquiring Person on the Board. Each subsequent acquisition by an Acquiring Person of securities representing an additional 5% or more of the combined voting power of our then outstanding voting securities shall also constitute a Subsequent Share Acquisition (and a change in control unless approved as contemplated by the preceding sentence) if the approvals contemplated above were given with respect to the initial Share Acquisition and all prior Subsequent Share Acquisitions by such Acquiring Person. A “triggering termination” generally occurs when an executive is terminated during a specified period preceding a change in control of us, or if the executive or we terminate the executive’s employment under circumstances constituting a triggering termination during a specified period after a change in control. A triggering termination also includes a voluntary termination by the executive within five business days before an anticipated change in control with the concurrence of two concurring persons (either the Chairman of the Board or a member of our Compensation Committee) that the change in control is likely to occur during such five-business day period. In such event, the executive must agree to continue to work on an at-will basis, without compensation, until the change in control occurs. If the change in control does not occur within ten business days, Mr. Dudley must refund the severance payment to us.

2007 Equity Compensation Plan. Our 2007 Equity Incentive Plan provides that in the event of a Company transaction in which all of the named executive officer’s unvested option awards or RSUs are not converted, assumed or replaced by the successor company, such options or RSUs will immediately vest and become exercisable and payable immediately prior to the company transaction. In addition, in the event of a change in control, all of the named executive officer’s unvested option awards and RSUs will immediately vest and become exercisable and payable.

Assuming the applicable triggering event took place on February 28, 2022, the named executive officers would have been eligible for payments set forth in the following table. These payments are estimates. If a specific triggering event had actually occurred, the named executive officer would only receive the payments that applied to that specific triggering event. These payments would come from us if the triggering event occurred before a change in control and from the successor company if after a change in control. As of February 28, 2022, no outstanding stock option awards for our named executive officers were outstanding.

Name	Change in Control Severance Payment ($)(1)	Payment for Continuing Insurance Coverage ($)	RSU Acceleration ($)(2)	Total ($)
Edward L. Dudley	840,938	18,000	130,828	989,766
Gregory L. Pope	–	–	130,828	130,828

(1)	These amounts are based on 2.99 times 125% of the executive’s base salary in place during fiscal year 2022.

(2)	Based on a price of $7.85 per share, which was the closing price of our common stock as reported on the Nasdaq Global Market on February 28, 2022, the last trading day of fiscal year 2022.

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DIRECTOR COMPENSATION

Director Compensation

Non-employee directors are generally compensated with a combination of cash retainers for service on the Board and Board Committees, as well as an annual equity award. For fiscal year 2022, our non-employee director compensation policy was the same as fiscal year 2021 through the 2021 Annual Meeting held on October 6, 2021. Following the proxy contest at the 2021 Annual Meeting, the Board revised the non-employee director compensation policy for the remainder of fiscal year 2022. Below is our non-employee director compensation policy for each applicable period:

Director Compensation Prior to 2021 Annual Meeting

Cash Retainer.  Each non-employee director was paid a cash retainer of $3,125 quarterly. Members of our Compensation Committee were paid $750 quarterly, with the chairman of the Compensation Committee being paid $1,500 quarterly. Audit Committee members were paid $500 quarterly, with the chairman of the Audit Committee being paid $1,500 quarterly. Additionally, Audit Committee members received $250 for each meeting held by phone and $500 for each meeting held in person. Also, an Audit Committee member attending all of the Audit Committee meetings for any fiscal year received a $1,000 bonus for that year. Directors could elect to receive stock in lieu of cash compensation. In fiscal year 2022, no directors elected to receive a portion of their cash compensation in the form of equity.

Equity Awards. Each non-employee director was typically granted 2,000 shares of common stock and an additional 500 shares of common stock were granted to the chairman of each of the Audit Committee and the Compensation Committee. Any cash payment in lieu of an equity award was paid in an amount equal to the potential grant date fair value of the equity award.

Current Director Compensation (effective after certification of the vote results of the 2021 Annual Meeting)

Cash Retainer. Each non-employee director is paid a cash retainer of $8,750 quarterly with the Chair of the Board receiving $12,500 quarterly. The Chair of each the Compensation Committee, Audit Committee and Nominating Committee are each paid an additional quarterly retainer of $1,875.

Equity Awards. Each non-employee director receives $40,000 of restricted stock units annually on November 30, based on the 10-day volume weighted average price of the Company’s common stock as reported on the Nasdaq Global Market as of the day prior to the grant date. The restricted stock units vest as to 25% of the shares on the grant date, with the remainder vesting in equal quarterly installments over the subsequent 12 months.

The following table summarizes the total compensation earned by each of our non-employee directors who served during fiscal year 2022.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(6)	Total ($)
Jeffrey R. Geygan	18,359	36,916	55,275
Elisabeth B. Charles(1)	13,995	36,916	50,911
Gabriel Arreaga	11,207	36,916	48,123
Mark O. Riegel	12,527	36,916	49,443
Sandra Elizabeth Taylor	11,109	36,916	48,025
Franklin E. Crail(2)	17,373	–	17,373
Brett P. Seabert	29,000	36,916	65,916
Scott G. Capdevielle(3)	9,745	–	9,745
Andrew T. Berger(4)	10,418	–	10,418
Mary K. Thompson(5)	9,802	–	9,802
Rahul Mewawalla(4)	4,890	–	4,890

(1)    On June 9, 2022, Ms. Charles notified the Board of her intent to not stand for reelection at the Annual Meeting and to retire effective as of the conclusion of the Annual Meeting.

(2)    Mr. Crail served as a director until his retirement from the Board, effective October 6, 2021.

(3)    Mr. Capdevielle resigned from the Board on July 26, 2021.

(4)    Mr. Mewawalla was appointed to the Board on June 18, 2021. Mr. Berger and Mr. Mewawalla each served as a director on the Board until certification of the vote at the 2021 Annual Meeting on October 14, 2021.

(5)    Ms. Thompson resigned from the Board on September 16, 2021.

(6)    Represents the grant date fair value for stock awards granted during fiscal year 2022 computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. A summary of the assumptions we applied in calculating these amounts is set forth in the Notes to Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended February 28, 2022.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. | 2022 PROXY STATEMENT | PAGE 39

PROPOSAL 2 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Plante & Moran PLLC (“Plante Moran”) as the independent registered public accounting firm for the fiscal year ending February 28, 2023. Plante Moran has served as our independent public accounting firm since 2004.

Although we are not required to seek stockholder ratification of this appointment, each of the Board and the Audit Committee believes it to be sound corporate governance to do so. If the appointment of Plante Moran as our independent registered public accounting firm is not ratified, the Audit Committee will investigate the reasons for stockholder rejection and will reconsider the appointment. It is expected that representatives of Plante Moran will be present at the Annual Meeting, and the representatives of Plante Moran will have the opportunity to make any statement they desire and will be available to respond to appropriate questions at the Annual Meeting.

Independent Registered Public Accounting Firm Fees

Fees billed by Plante Moran in fiscal years 2022 and 2021 were as follows:

	2022	2021
Audit fees	$171,914	$161,300
Audit-related fees(1)	$21,500	$16,500
Tax fees(2)	$67,275	$49,475
All other fees	—	—
Total	$260,689	$227,275

(1)

Audit-related fees consist of assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements. This category includes fees related to the performance of audits and attest services not required by statute or regulations, audits of the Company’s benefit plans, and additional compliance procedures related to performance of the review or audit of the Company's financial statements, and accounting consultations about the application of generally accepted accounting principles to proposed transactions. These services support the evaluation of the effectiveness of internal controls.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered for tax compliance, tax advice, and tax planning services.

Audit Committee Pre-Approval Policy and Procedures

The Audit Committee is responsible for appointing, setting compensation for and overseeing the work of the independent auditor. The Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services to be provided by the independent auditor. Such policy requires that all audit and permissible non-audit services to be provided by the independent auditor must be submitted to the Audit Committee for approval at a meeting of the Audit Committee or by unanimous written consent of the Audit Committee in lieu of a meeting. The Audit Committee has determined that the provision of the services listed above is compatible with maintaining the principal accountant's independence, and pre-approved all such services and fees in fiscal years 2022 and 2021.

BOARD RECOMMENDATION: The Board recommends that the stockholders vote “FOR” the ratification of the appointment of Plante Moran as our independent registered public accounting firm for the fiscal year ending February 28, 2023.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. | 2022 PROXY STATEMENT | PAGE 40

AUDIT COMMITTEE REPORT

Management is responsible for our internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We are not employees of the Company, and we may not be, and we may not represent ourselves to be, or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America, and on the representations of the independent registered public accounting firm included in the report on the Company's financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent registered public accounting firm do not ensure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with the standards of the PCAOB or that the Company's independent registered public accounting firm is in fact “independent.”

The Audit Committee has met and held discussions separately with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s audited financial statements for the fiscal year ended February 28, 2022 were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the PCAOB and the SEC.

The independent registered public accounting firm also provided to the Audit Committee the written disclosure and letter required by applicable requirements of the PCAOB regarding the independent accounting firm's communications with the Audit Committee concerning independence. The Audit Committee discussed with the independent registered public accounting firm the firm’s independence and considered whether the non-audit services provided by the independent registered public accounting firm are compatible with maintaining its independence.

Based on the review and discussions described above, the Audit Committee recommended that the Board include the audited financial statements in the Company’s Annual Report on Form 10-K, as amended, for the fiscal year ended February 28, 2022 filed with the SEC.

Submitted by the Audit Committee,

Brett P. Seabert (Chair)

Gabriel Arreaga

Elisabeth B. Charles

Jeffrey R. Geygan

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. | 2022 PROXY STATEMENT | PAGE 41

PROPOSAL 3 – ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Pursuant to Section 14A of the Exchange Act, we are asking our stockholders to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers, commonly referred to as the “say-on-pay” vote. In accordance with the Exchange Act requirements, we are providing our stockholders with an opportunity to express their views on our named executive officers’ compensation. Although this advisory vote is nonbinding, our Board and Compensation Committee will review and consider the voting results when making future decisions regarding our named executive officer compensation and related executive compensation programs. Our current policy is to provide stockholders with an opportunity to approve the compensation of our named executive officers each year at the annual meeting of stockholders until the next required stockholder vote on the frequency of such votes.

We encourage stockholders to read the “Executive Compensation” section in this proxy statement, including the compensation tables and the related narrative disclosure, which describes the structure and amounts of the compensation of our named executive officers in fiscal year 2022. The compensation of our named executive officers is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment. The Compensation Committee and our Board believe that our executive compensation strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our named executive officers to dedicate themselves fully to value creation for our stockholders.

Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and any other related disclosure in the proxy statement.”

BOARD RECOMMENDATION: The Board recommends that the stockholders vote “FOR” the advisory vote to approve the compensation of our named executive officers.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. | 2022 PROXY STATEMENT | PAGE 42

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of [●], 2022, with respect to the shares of our common stock beneficially owned (i) by each person known to us to be the beneficial owner of more than 5% of our common stock, (ii) by each director and each director nominee, (iii) each named executive officer set forth in the Summary Compensation Table above and (iv) by all of our directors and executive officers as a group. As of [●], 2022, [●] shares of our common stock were outstanding.

The number of shares beneficially owned includes shares of our common stock with respect to which the persons named below have either investment or voting power. A person is also deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of that security within 60 days of [●], 2022 through the vesting of RSUs, or through the conversion of another security. For purposes of calculating each person’s or group’s percentage ownership, shares of our common stock issuable upon the vesting of RSUs or through conversion of another security within 60 days of [●], 2022 are included as outstanding and beneficially owned for that person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group. Except as noted, each beneficial owner has sole investment and voting power with respect to our common stock.

Unless otherwise indicated, the address for each director and named executive officer listed below is c/o Rocky Mountain Chocolate Factory, Inc., 265 Turner Drive, Durango, Colorado 81303.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
5% Stockholders:
Bradley L. Radoff	617,700	(1)	[●]	%
FMR LLC	580,170	(2)	[●]	%
Global Value Investment Corp.	543,005	(3)(6)	[●]	%
AB Value Management LLC	460,189	(4)	[●]	%
Franklin E. Crail	457,588		[●]	%
Renaissance Technologies LLC	415,563	(5)	[●]	%

Directors and Named Executive Officers:
Jeffrey R. Geygan	543,005	(3)(6)	[●]	%
Robert J. Sarlls	[●]		*
Gabriel Arreaga	[●]		*
Elisabeth B. Charles	[●]		*
Mark O. Riegel	[●]		*
Brett P. Seabert	[●]		*
Sandra Elizabeth Taylor	[●]		*
Bryan J. Merryman	[●]		[●]	%
Edward L. Dudley	[●]		*
Gregory L. Pope	[●]		[●]	%
All current executive officers and directors as a group (12 persons)	[●]	(7)	[●]	%

*	Less than 1%

(1)

Based solely on the information contained in a filing on Schedule 13D/A filed with the SEC on June 1, 2022 (the “Radoff Schedule 13D”). On June 1, 2022, Bradley L. Radoff, Mary Bradley, Richard Degnan, Correne S. Loeffler and Suchit Majmudar (collectively, the “Radoff Reporting Persons”) filed a Schedule 13D/A with the SEC, which indicated, among other things, that on May 27, 2022, the Radoff Reporting Persons entered into a Joint Filing and Solicitation Agreement with AB Value Partners, LP (“AB Value Partners”), AB Value Management LLC (“AB Value Management”) and Andrew T. Berger (together with AB Value Partners and AB Value Management, collectively, the “AB Value Parties”) and that, as a result, the Radoff Reporting Persons may be deemed to be members of a “group,” within the meaning of Section 13(d)(3) of the Exchange Act, comprised of the Radoff Reporting Persons and the AB Value Parties. According to the Radoff Schedule 13D, (i) Mr. Radoff had shared voting and dispositive power over, and total beneficial ownership regarding, 617,700 shares of common stock, (ii) Ms. Bradley had no shared voting or dispositive power over, or total beneficial ownership regarding, any shares of common stock, (iii) Mr. Degnan had no shared voting or dispositive power over, or total beneficial ownership regarding, any shares of common stock, (iv) Ms. Loeffler had no shared voting or dispositive power over, or total beneficial ownership regarding, any shares of common stock, (v) Mr. Majmudar had no shared voting or dispositive power over, or total beneficial ownership regarding, any shares of common stock and (vi) the AB Value Parties represented to the Radoff Reporting Persons that it beneficially owned 460,189 shares of common stock. The principal business address of Mr. Radoff is 2727 Kirby Drive, Unit 29L, Houston, Texas 77098. The principal business address of Ms. Bradley is Planet Fitness, Inc., 4 Liberty Lane West, Hampton, New Hampshire 03842. The principal business address of each of Messrs. Degnan and Majmudar and Ms. Loeffler are personal residences which have been retained in the files of Olshan Frome Wolosky LLP, 1325 Avenue of the Americas, New York, New York 10019.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. | 2022 PROXY STATEMENT | PAGE 43

(2)	Based solely on the information contained in a filing on Schedule 13G/A filed with the SEC on February 8, 2022. The address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

(3)

Based in part on the information contained in a filing on Schedule 13D/A filed with the SEC on October 5, 2021. The address of Global Value Investment Corp. is 1433 N. Water Street, Suite 400, Milwaukee, Wisconsin 53202.

(4)

Based solely on the information contained in a filing on Schedule 13D/A filed with the SEC on June 1, 2022 (the “AB Value Schedule 13D”). On June 1, 2022, the AB Value Parties filed a Schedule 13D/A with the SEC, which indicated, among other things, that on May 27, 2022, the AB Value Parties entered into a Joint Filing and Solicitation Agreement and that, as a result, the AB Value Parties may be deemed to be members of a “group,” within the meaning of Section 13(d)(3) of the Exchange Act, comprised of the AB Value Parties and the Radoff Reporting Persons. According to the AB Value Schedule 13D, (i) AB Value Partners had shared voting and dispositive power over, and total beneficial ownership regarding, 224,855 shares of common stock; (ii) AB Value Management had shared voting and dispositive power over, and total beneficial ownership regarding, 460,189 shares of common stock; (iii) Mr. Berger had shared voting and dispositive power over, and total beneficial ownership regarding, 460,189 shares of common stock; and (iv) Mr. Radoff represented to AB Value that he beneficially owned 617,700 shares of common stock. The address of each of AB Value Partners, AB Value Management and Mr. Berger is 208 Lenox Avenue, #409, Westfield, New Jersey 07090.

(5)

Based solely on the information contained in a filing on Schedule 13G/A filed with the SEC on February 11, 2022. The shares are beneficially owned by Renaissance Technologies LLC and its affiliate, Renaissance Technologies Holdings Corporation. The address of Renaissance Technologies LLC and its affiliates is 800 Third Avenue, New York, New York 10022.

(6)

Mr. Geygan, as chief executive officer and principal of Global Value Investment Corp., may be deemed to beneficially own an aggregate 525,047 shares of common stock through Global Value Investment Corp., including shares of common stock that may be deemed to be indirectly beneficially owned by Global Value Investment Corp. See footnote 3. Mr. Geygan also owns 16,872 shares directly through a revocable trust with his spouse. Also includes 1,086 shares issuable upon the vesting of RSUs within 60 days of [●], 2022.

(7)	Includes [●] shares issuable upon the vesting of RSUs within 60 days of [●], 2022 and approximately [●] shares held within the Rocky Mountain Chocolate Factory, Inc. 401(K) Plan.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of securities ownership and changes in such ownership with the SEC.

Based solely upon a review of Forms 3 and 4 (and amendments thereto) and written representations furnished to us during the most recent fiscal year, no person who at any time during the fiscal year was a director, officer, or beneficial owner of more than 10% of any class of our equity securities failed to file on a timely basis any reports required by Section 16(a) of the Exchange Act during our most recent fiscal year, except for: (i) one Form 4 for Rahul Mewawalla in June 2021 relating to the annual common stock grant to non-employee directors and (ii) one Form 4 for Jeffrey R. Geygan in January 2022 that was filed in March 2022 relating to open market purchases of common stock.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. | 2022 PROXY STATEMENT | PAGE 44

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Related Person Transactions

The following is a description of transactions entered into, or in effect, after March 1, 2021 to which we have been a party, in which the amount involved in the transaction exceeds $120,000, and in which any of our directors, executive officers or beneficial owners of more than 5% of our voting securities, or affiliates or immediate family members of any of our directors, executive officers or beneficial owners of more than 5% of our voting securities, had or will have a direct or indirect material interest. We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, from unrelated third parties.

Global Value Investment Corp. Cooperation Agreement

On August 12, 2021 (the “GVIC Effective Date”), we entered into a cooperation agreement (the “GVIC Cooperation Agreement”) with GVIC pertaining to, among other things, the appointment of one director to the Board. Pursuant to the GVIC Cooperation Agreement, subject to certain conditions, GVIC agreed to customary standstill and voting provisions. The GVIC Cooperation Agreement was approved by the Special Committee.

Pursuant to the GVIC Cooperation Agreement, on the GVIC Effective Date, the Board appointed Jeffrey R. Geygan to serve as a member of the Board with a term expiring at the 2021 Annual Meeting.

In connection therewith, the Special Committee agreed to cause the Company to nominate and begin efforts to accommodate the successful election of Mr. Geygan as a director of the Company at the 2021 Annual Meeting, with a term expiring at the Annual Meeting. The Company agreed to use the same solicitation efforts on behalf of Mr. Geygan as for all other nominees at the Annual Meeting. In addition, subject to certain conditions and requirements described in the GVIC Cooperation Agreement, GVIC had certain replacement rights in the event that Mr. Geygan is unable to serve as a director during the GVIC Standstill Period (as defined in the GVIC Cooperation Agreement).

Pursuant to the terms of the GVIC Cooperation Agreement, the GVIC Cooperation Agreement is no longer in effect.

AB Value Cooperation Agreement

On December 3, 2019 (the “AB Value Effective Date”), we entered into a cooperation agreement with AB Value (the “AB Value Cooperation Agreement”), pertaining to, among other things, the nomination and election of two directors to the Board. Pursuant to the AB Value Cooperation Agreement, subject to conditions, AB Value agreed to customary standstill and voting provisions.

Pursuant to the AB Value Cooperation Agreement, we agreed to take appropriate action to nominate Andrew T. Berger and Mary K. Thompson (each, an “AB Value Director” and together, the “AB Value Directors”) for election to the Board at 2020 Annual Meeting of Stockholders held on January 9, 2020. The AB Value Directors also had certain Board observer and information rights with respect to the Board, its committees and the Company, as set forth in the AB Value Cooperation Agreement.

Pursuant to the terms of the AB Value Cooperation Agreement, the AB Value Cooperation Agreement is no longer in effect.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. | 2022 PROXY STATEMENT | PAGE 45

Policies and Procedures for Approving Transactions with Related Persons

The Audit Committee has the responsibility to review and approve related person transactions, either in advance or when we become aware of a related person transaction that was not reviewed and approved in advance; however, the Board has not adopted a written policy or procedures governing its approval of transactions with related persons. Other than as described above, there were no related person transactions in fiscal year 2022.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. | 2022 PROXY STATEMENT | PAGE 46

OTHER INFORMATION

Deadlines for Submitting Stockholder Proposals and Director Nominations

Any proposal that a stockholder wishes to have considered for inclusion in our 2023 proxy materials pursuant to SEC Rule 14a-8 must be received by us at the address below on or before [●], 2023, unless the date of our next annual meeting of stockholders is more than 30 days before or after [●], 2023, in which case the proposal must be received a reasonable time before we begin to print and send our proxy materials.

If a stockholder or group of stockholders wishes to nominate one or more director candidates to be included in our proxy statement for the next annual meeting of stockholders through our proxy access bylaw provision, we must receive proper written notice of the nomination not later than 120 days or earlier than 150 days before the one-year anniversary of the date on which the Company first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) in connection with the Annual Meeting, or between [●], 2023 and [●], 2023. In the event that the next annual meeting of stockholders is more than 30 days before or after [●], 2023, the notice must be delivered no earlier than the 150th day prior to such meeting and no later than the 120th day prior to such meeting or the 10th day following the date on which public announcement of the meeting date is first made. In addition, the nomination must otherwise comply with the requirements in our Bylaws. The requirements of such notice can be found in our Bylaws, a copy of which is available under Corporate Governance on the Investor Relations page of our website at www.rmcf.com.

For any proposal or director nomination that is not submitted for inclusion in next year’s proxy statement, but is instead sought to be presented directly at the 2023 annual meeting of stockholders, stockholders are advised to review our Bylaws as they contain requirements with respect to advance notice of stockholder proposals not intended for inclusion in our proxy statement and director nominations. To be timely, a stockholder’s notice must be delivered to and received by the Company at our principal executive offices not less than 45 days or more than 75 days prior to the one-year anniversary of the date we first mailed our proxy materials or Notice of Internet Availability of Proxy Materials (whichever is earlier) for the prior year’s annual meeting of stockholders. Accordingly, any such stockholder proposal must be received between [●], 2023 and the close of business on [●], 2023. However, subject to the last sentence of this paragraph, in the event that the next annual meeting of stockholders is convened more than 30 days prior to or delayed by more than 30 days after [●], 2023, notice by the stockholder to be timely must be received not later than the close of business on the later of the (i) 90th day prior to such annual meeting or (ii) 10th day following the date on which public announcement of the date of the next annual meeting of stockholders is first made. In no event shall an adjournment or postponement of the 2022 annual meeting of stockholders for which notice has been given, commence a new time period for the giving of a stockholder’s notice. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than [●], 2023.

All stockholder director nominations and proposals must comply with the procedures outlined in our Bylaws and in SEC regulations regarding the inclusion of stockholder director nominations and proposals in company-sponsored proxy materials. Stockholder director nominations and proposals must be submitted in writing to the Company at our principal executive offices at 265 Turner Drive, Durango, Colorado 81303. A copy of our Bylaws is available under Corporate Governance on the Investor Relations page of our website at www.rmcf.com.

2022 Annual Report on Form 10-K

A copy of our Annual Report on Form 10-K for the fiscal year ended February 28, 2022, filed with the SEC on May 27, 2022, as amended by our Annual Report on Form 10-K/A for the fiscal year ended February 28, 2022, filed with the SEC on June [●], 2022, is being made available to stockholders along with this proxy statement at [●]. The Annual Report on Form 10-K, as amended, includes our audited financial statements and the financial statement schedule. Stockholders may request to receive an additional copy of our Annual Report on Form 10-K, as amended, including our audited financial statements and the financial statement schedule, at no charge by writing to the Company at our principal executive offices at 265 Turner Drive, Durango, Colorado 81303.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. | 2022 PROXY STATEMENT | PAGE 47

Householding

Any stockholder, including both stockholders of record and beneficial holders who own their shares through a broker, bank or other nominee, who share an address with another holder of our common stock may only be sent one set of proxy materials, unless such holders have provided contrary instructions. We will deliver promptly upon written or oral request a separate copy of these materials to any holder at a shared address to which a single copy of the proxy materials was delivered. If you wish to receive a separate copy of these materials in the future or if you are receiving multiple copies and would like to receive a single copy, please contact the Company in writing, at 265 Turner Drive, Durango, Colorado 81303, or by telephone at (970) 259-0554.

Other Matters at the Annual Meeting

As of the date of this proxy statement, we know of no matters not described herein to be brought before the stockholders at the Annual Meeting. Should any other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote thereon according to their best judgment in the interest of the Company and its stockholders.

IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING. YOU ARE URGED TO PROMPTLY VOTE YOUR SHARES AS DIRECTED IN THE WHITE PROXY CARD AS SOON AS POSSIBLE, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. | 2022 PROXY STATEMENT | PAGE 48

Appendix A

SUPPLEMENTAL INFORMATION REGARDING PARTICIPANTS

The following tables (“Current Directors and Director Nominees” and “Officers and Employees”) set forth the name and business address of our current directors and director nominees, and the name, present principal occupation and business address of our officers and employees who, under the rules of the SEC, are considered to be “participants” in our solicitation of proxies from our stockholders in connection with the Annual Meeting (collectively, the “Participants”).

Current Directors and Director Nominees

The principal occupations of our current directors and director nominees are set forth under “Proposal 1 - Election of Directors.” The names of our directors and nominees, and their business addresses, are set forth below.

Name	Business Address
Jeffrey R. Geygan	c/o Global Value Investment Corp., 1433 N. Water Street, Suite 400, Milwaukee, Wisconsin 53202
Robert J. Sarlls	c/o Rocky Mountain Chocolate Factory, Inc., 265 Turner Drive, Durango, Colorado 81303
Gabriel Arreaga	c/o Rocky Mountain Chocolate Factory, Inc., 265 Turner Drive, Durango, Colorado 81303
Elisabeth B. Charles(1)	c/o Rocky Mountain Chocolate Factory, Inc., 265 Turner Drive, Durango, Colorado 81303
Mark O. Riegel	c/o Rocky Mountain Chocolate Factory, Inc., 265 Turner Drive, Durango, Colorado 81303
Brett P. Seabert	c/o Rocky Mountain Chocolate Factory, Inc., 265 Turner Drive, Durango, Colorado 81303
Sandra Elizabeth Taylor	c/o Rocky Mountain Chocolate Factory, Inc., 265 Turner Drive, Durango, Colorado 81303

(1)	On June 9, 2022, Ms. Charles notified the Board of her intent to not stand for reelection at the Annual Meeting and to retire effective as of the conclusion of the Annual Meeting.

Officers and Employees

The principal occupations of our executive officers and employees who are considered Participants are set forth below. The principal occupation refers to such person’s position(s) with the Company, and the business address for each person is c/o Rocky Mountain Chocolate Factory, Inc., 265 Turner Drive, Durango, Colorado 81303.

Name	Position
Robert J. Sarlls	Chief Executive Officer and Director
Bryan J. Merryman	Chief Financial Officer
Gregory L. Pope	Senior Vice President – Franchise Development
Edward L. Dudley	Senior Vice President – Sales and Marketing
Donna L. Coupe	Vice President – Franchise Support and Training
Ryan R. McGrath	Vice President – Information Technology

Information Regarding Ownership of Company Securities by Participants

The number of shares of common stock beneficially owned by our directors and named executive officers as of [●], 2022, is set forth under “Security Ownership of Certain Beneficial Owners and Management.” The following table sets forth the number of shares beneficially owned as of [●], 2022, by each other executive officer who is a “participant” in our solicitation of proxies.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. | 2022 PROXY STATEMENT | PAGE A-1

As of [●], 2022, [●] shares of our common stock were outstanding.

The number of shares beneficially owned includes shares of our common stock with respect to which the persons named below have either investment or voting power. A person is also deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of that security within 60 days of [●], 2022 through the vesting of RSUs, or through the conversion of another security. For purposes of calculating each person’s or group’s percentage ownership, shares of our common stock issuable upon the vesting of RSUs or through conversion of another security within 60 days of [●], 2022 are included as outstanding and beneficially owned for that person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group. Except as noted, each beneficial owner has sole investment and voting power with respect to our common stock.

Unless otherwise indicated, the address for each director and named executive officer listed below is c/o Rocky Mountain Chocolate Factory, Inc., 265 Turner Drive, Durango, Colorado 81303.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Donna L. Coupe	[●]	[(1)]	[●]%
Ryan R. McGrath	[●]	[(2)]	[●]%

*	Less than 1%

(1)	[●]

(2)	[●]

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. | 2022 PROXY STATEMENT | PAGE A-2

Information Regarding Transactions in Company Securities by Participants

The following table sets forth information regarding purchases and sales of Company securities by each Participant during the past two years. Unless otherwise indicated, all transactions were in the public market or pursuant to our equity compensation plans and none of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Transaction Date	Shares	Transaction Type
Jeffrey R. Geygan(1)	3/29/2021	1,000	Open market purchase of common stock
	4/14/2021	14,528	Open market purchase of common stock
	4/15/2021	8,302	Open market purchase of common stock
	4/16/2021	15,000	Open market purchase of common stock
	4/19/2021	15,000	Open market purchase of common stock
	4/20/2021	15,000	Open market purchase of common stock
	4/21/2021	8,302	Open market purchase of common stock
	4/22/2021	19,236	Open market purchase of common stock
	4/23/2021	5,606	Open market purchase of common stock
	4/26/2021	7,332	Open market purchase of common stock
	4/27/2021	6,320	Open market purchase of common stock
	4/28/2021	6,918	Open market purchase of common stock
	4/29/2021	7,018	Open market purchase of common stock
	4/30/2021	11,327	Open market purchase of common stock
	5/4/2021	3,812	Open market purchase of common stock
	5/5/2021	13,149	Open market purchase of common stock
	5/6/2021	10,447	Open market purchase of common stock

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. | 2022 PROXY STATEMENT | PAGE A-3

	5/7/2021	3,723	Open market purchase of common stock
	5/10/2021	600	Open market purchase of common stock
	5/11/2021	7,154	Open market purchase of common stock
	5/12/2021	20,769	Open market purchase of common stock
	5/13/2021	10,578	Open market purchase of common stock
	5/14/2021	5,073	Open market purchase of common stock
	5/18/2021	4,400	Open market purchase of common stock
	5/25/2021	1,100	Open market purchase of common stock
	5/26/2021	2,263	Open market purchase of common stock
	6/1/2021	6,561	Open market purchase of common stock
	6/2/2021	47,319	Open market purchase of common stock
	6/3/2021	21,908	Open market purchase of common stock
	6/8/2021	8,226	Open market purchase of common stock
	6/22/2021	50,495	Open market purchase of common stock
	7/9/2021	710	Open market sale of common stock
	7/13/2021	45	Open market sale of common stock
	7/21/2021	25,728	Open market purchase of common stock
	7/22/2021	34,320	Open market purchase of common stock
	7/23/2021	11,210	Open market purchase of common stock
	7/26/2021	11,575	Open market purchase of common stock
	7/27/2021	3,850	Open market purchase of common stock
	7/29/2021	13,702	Open market purchase of common stock
	8/4/2021	38,000	Open market purchase of common stock
	11/9/2021	3,415	Open market purchase of common stock
	11/9/2021	10,114	Open market purchase of common stock
	11/11/2021	2,842	Open market purchase of common stock
	11/30/2021	4,343	Award of common stock
	1/26/2022	13,972	Open market purchase of common stock
	1/27/2022	6,548	Open market purchase of common stock
	1/28/2022	11,100	Open market purchase of common stock
Robert J. Sarlls	5/9/2022	27,668	Award of stock options
	5/9/2022	55,336	Award of restricted stock units
Gabriel Arreaga	11/30/2021	4,343	Award of common stock
Elisabeth B. Charles(2)	11/30/2021	4,343	Award of common stock
	2/14/2022	200	Open market purchase of common stock
Mark O. Riegel	11/30/2021	4,343	Award of common stock
Brett P. Seabert	3/2/2021	2,500	Award of common stock
	11/30/2021	4,343	Award of common stock
Sandra Elizabeth Taylor	11/30/2021	4,343	Award of common stock
Bryan J. Merryman	3/2/2021	2,000	Award of common stock
	11/16/2021	24,067	Disposition for withholding of common stock to fund income taxes due upon the award of common stock
	3/2/2021	2,000	Award of common stock
	2/9/2022	27,393	Open market sale of common stock
Gregory L. Pope	2/12/2020	1,292	Open market sale of common stock
	2/14/2020	4,208	Open market sale of common stock
Edward L. Dudley	10/22/2021	7,000	Open market sale of common stock
Donna L. Coupe	10/21/2021	7,000	Open market sale of common stock
	1/18/2022	2,000	Open market sale of common stock
Ryan R. McGrath	1/31/2022	4,464	Open market sale of common stock

*	Less than 1%

(1)	On June 9, 2022, Ms. Charles notified the Board of her intent to not stand for reelection at the Annual Meeting and to retire effective as of the conclusion of the Annual Meeting.

(2)

Mr. Geygan, as chief executive officer and a director of Global Value Investment Corp., may be deemed to beneficially own the shares of common stock beneficially owned by Global Value Investment Corp., including shares of common stock that may be deemed to be indirectly beneficially owned by Global Value Investment Corp. See footnote 3 under “Security Ownership of Certain Beneficial Owners and Management.”

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. | 2022 PROXY STATEMENT | PAGE A-4

Miscellaneous Information Concerning Participants

Each of the Company’s directors and officers is entitled to indemnification under our Bylaws. In addition, the Company has entered into indemnification agreements with each of its current directors and executive officers, which require the Company to indemnify such directors and executive officers, subject to certain limitations, to the fullest extent permitted by law for certain expenses and liabilities incurred in a proceeding by reason of (or arising in part out of) such directors’ or executive officers’ service to the Company. Other than as set forth in this Appendix A or elsewhere in this proxy statement:

●

none of the Participants or their respective associates or affiliates (collectively, the “Participant Affiliates”) (i) beneficially owns, directly or indirectly, any shares or other securities of the Company, (ii) owns any securities of our Company of record but not beneficially, or (iii) owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company;

●

none of the Participants nor the Participant Affiliates has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting other than an interest, if any, as a stockholder of the Company or, with respect to a director nominee, as a nominee for director;

●

there are no contracts, arrangements or understandings between any Participant or Participant Affiliate within the past year and any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies;

●

none of the Participants nor the Participant Affiliates have any arrangement or understandings with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which we or any of our affiliates will or may be a party;

●

no Participant or Participant Affiliate is either a party to any transaction or series of transactions, since the beginning of Company’s last fiscal year, or has knowledge of any currently proposed transaction, in which (i) the Company or any of its subsidiaries was or is to be a participant, (ii) the amount involved exceeds $120,000 and (iii) in which any Participant, Participant Affiliate or any related person thereof had, or will have, a direct or indirect material interest; and

●	no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the past 10 years.

Other than the persons described in this proxy statement, no regular employees of the Company have been or are to be employed to solicit stockholders in connection with this proxy solicitation. However, in the course of their regular duties, certain administrative personnel may be asked to perform clerical or ministerial tasks in furtherance of this solicitation.

Other Information

Except as noted in this proxy statement, we do not know of any changes in control of the Company within the last fiscal year.

To the Company’s knowledge, there are no material proceedings to which any director, officer, employee or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any of their associates is a party adverse to, or has a material interest adverse to, the Company or any of its subsidiaries.

As previously disclosed, on September 16, 2021, Mary Thompson resigned from the Board, and in connection therewith, the Board reduced the size of the Board to six directors (the “Board Reduction”). On September 23, 2021, AB Value Partners, LP and its affiliate filed a lawsuit against the Company and its directors for declaratory relief in the Delaware Court of Chancery, seeking a declaration of breach of fiduciary duty by the Board for the Board Reduction and a declaration that the Board Reduction was invalid. No monetary relief was sought in the lawsuit. No further filings or judgements have been made by the plaintiffs or the Delaware Court since the original filing. The Company believes the lawsuit is without merit and intends to vigorously defend itself against any further actions, if any. The Company does not consider this lawsuit to be material to the Company.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. | 2022 PROXY STATEMENT | PAGE A-5

[PRELIMINARY COPY - SUBJECT TO COMPLETION, DATED JUNE 24, 2022]

PLEASE VOTE TODAY!

SEE REVERSE SIDE

FOR THREE EASY WAYS TO VOTE.

▼ TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE, SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▼

WHITE PROXY

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

ANNUAL MEETING OF STOCKHOLDERS — AUGUST 18, 2022

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert J. Sarlls and Edward L. Dudley, and each of them, as undersigned's and proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as directed below, all the shares of Common Stock of ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. (the "Company") held of record by the undersigned on [•], 2022 at the annual meeting of stockholders to be held on August 18, 2022 at [•] a.m. (Mountain Time) as a completely virtual meeting online via live webcast at [•] or any postponement or adjournment thereof and to otherwise represent the undersigned at such meeting with all powers possessed by the undersigned if personally present at such meeting. The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders and the Proxy Statement and revokes any proxy heretofore given with respect to such meeting or any postponement or adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE BOARD OF DIRECTORS' NOMINEES FOR ELECTION AS DIRECTORS, FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF PLANTE & MORAN PLLC AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING FEBRUARY 28, 2023, FOR THE ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS AND AS THE PROXY HOLDER MAY DETERMINE IN HIS DISCRECTION WITH REGARD TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.

Continued on reverse side

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of Rocky Mountain Chocolate Factory, Inc. Common Stock for the upcoming Annual Meeting of Stockholders.

1. **Vote by Telephone –** Call toll-free from the U.S. or Canada at [•] on a touch-tone telephone. If outside the U.S. or Canada, call +[•]. Please follow the simple instructions provided. You will be required to provide the unique control number printed below.

OR

2. **Vote by Internet –** Please access https://www.proxyvotenow.com/[•] and follow the simple instructions provided. Please note you must type an "s" after http. You will be required to provide the unique control number printed below.

CONTROL NUMBER:

You may vote by telephone or Internet 24 hours a day, 7 days a week.
Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had executed a **WHITE** proxy card

OR

3. **Vote by Mail –** If you do not have access to a touch-tone telephone or to the Internet, please sign, date and return the **WHITE** proxy card in the envelope provided, or mail to: Rocky Mountain Chocolate Factory, Inc., c/o 200 Business Park Circle, Suite 112, Saint Augustine, FL 32095.

▼ TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE, SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▼

☒ Please mark vote as in this example

The Board of Directors recommends a vote FOR ALL nominees and FOR Proposals 2 and 3.

1. Election of Directors:

01-Jeffrey R. Geygan	04-Mark O. Riegel
02-Robert J. Sarlls	05-Brett P. Seabert
03-Gabriel Arreaga	06-Sandra Elizabeth Taylor

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below:

____

Date: ______________________________, 2022

____
Signature

____
Signature (if jointly held)

____
Title(s)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.